UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	9
COMMODITIES FUND
COMMODITIES STRATEGY FUND	53
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	64
OTHER INFORMATION	86
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	91
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	96

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the semi-annual period ended June 30, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2019

to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2019

U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.9% to growth, the most since mid-2009. However, negative contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.

The second quarter gross domestic product release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in the second quarter of 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.

With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.2% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.

After a weak start to the year, core inflation picked up in the second quarter but remained below the U.S. Federal Reserve’s (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.

Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.

Although the U.S. economy is in good shape overall, on July 31, 2019, after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2019

For the six months ended June 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.54%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 14.03%. The return of the MSCI Emerging Markets Index* was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.11% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 9.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.24% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/ BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2018 and ending June 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	1.98%	4.01%	$ 1,000.00	$ 1,040.10	$ 10.02
C-Class	2.71%	3.63%	1,000.00	1,036.30	13.68
P-Class	1.97%	4.04%	1,000.00	1,040.40	9.97
Institutional Class	1.73%	4.19%	1,000.00	1,041.90	8.76
Commodities Strategy Fund
A-Class	1.75%	11.30%	1,000.00	1,113.00	9.17
C-Class	2.51%	10.87%	1,000.00	1,108.70	13.12
H-Class	1.80%	11.27%	1,000.00	1,112.70	9.43

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	1.98%	5.00%	$ 1,000.00	$ 1,014.98	$ 9.89
C-Class	2.71%	5.00%	1,000.00	1,011.36	13.51
P-Class	1.97%	5.00%	1,000.00	1,015.03	9.84
Institutional Class	1.73%	5.00%	1,000.00	1,016.22	8.65
Commodities Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.12	8.75
C-Class	2.51%	5.00%	1,000.00	1,012.35	12.52
H-Class	1.80%	5.00%	1,000.00	1,015.87	9.00

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which include interest and dividend expenses related to securities sold short. Excluding short interest and dividend expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.42%, 2.17%, 1.42% and 1.17% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2018 to June 30, 2019.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2019

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	31.2%
Guggenheim Strategy Fund III	9.9%
Red Hat, Inc.	2.1%
SunTrust Banks, Inc.	1.7%
L3 Technologies, Inc.	1.5%
First Data Corp. — Class A	1.5%
Versum Materials, Inc.	1.3%
Anadarko Petroleum Corp.	1.2%
Celgene Corp.	1.2%
Spark Therapeutics, Inc.	1.2%
Top Ten Total	52.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	4.01%	3.52%	1.57%	2.21%
A-Class Shares with sales charge‡	(0.93%)	(1.40%)	0.59%	1.71%
C-Class Shares	3.63%	2.87%	0.83%	1.46%
C-Class Shares with CDSC§	2.63%	1.87%	0.83%	1.46%
P-Class Shares	4.04%	3.61%	1.61%	2.23%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%
HFRX Global Hedge Fund Index	4.22%	(1.95%)	(0.11%)	1.42%

	6 Month†	1 Year	5 Year	Since Inception (05/03/10)
Institutional Class Shares	4.19%	3.85%	1.82%	2.43%
HFRX Global Hedge Fund Index	4.22%	(1.95%)	(0.11%)	0.50%
S&P 500 Index	18.54%	10.42%	10.71%	12.60%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 29.0%

Technology - 6.9%
Red Hat, Inc.*,1	4,364	$819,385
First Data Corp. — Class A*	20,784	562,623
Mellanox Technologies Ltd.*,1	3,672	406,380
Electronics for Imaging, Inc.*	8,807	325,066
Tableau Software, Inc. — Class A*	1,474	244,714
Aquantia Corp.*,1	12,783	166,562
Cypress Semiconductor Corp.[1]	7,290	162,130
Total Technology		2,686,860

Consumer, Non-cyclical - 5.6%
Celgene Corp.*	5,221	482,629
Spark Therapeutics, Inc.*	4,444	454,977
Total System Services, Inc.	2,544	326,319
Worldpay, Inc. — Class A*,1	2,283	279,781
WellCare Health Plans, Inc.*,1	907	258,559
Array BioPharma, Inc.*	3,492	161,784
LSC Communications, Inc.	30,134	110,592
Pacific Biosciences of California, Inc.*,1	14,407	87,162
Total Consumer, Non-cyclical		2,161,803

Financial - 5.2%
SunTrust Banks, Inc.[1]	10,647	669,164
Fidelity Southern Corp.	13,093	405,490
TCF Financial Corp.	18,229	378,981
LegacyTexas Financial Group, Inc.[1]	6,242	254,112
HFF, Inc. — Class A	4,908	223,216
Genworth Financial, Inc. — Class A*	19,752	73,280
Total Financial		2,004,243

Communications - 4.3%
Tribune Media Co. — Class A	8,957	413,992
Finisar Corp.*	17,510	400,454
Zayo Group Holdings, Inc.*,1	10,116	332,917
Shutterfly, Inc.*	4,833	244,308
Liberty Expedia Holdings, Inc. — Class A*	3,406	162,773
Sprint Corp.*,1	14,224	93,452
Total Communications		1,647,896

Industrial - 3.7%
L3 Technologies, Inc.	2,402	588,898
Global Brass & Copper Holdings, Inc.[1]	7,675	335,628
Advanced Disposal Services, Inc.*,1	10,307	328,897
Control4 Corp.*	6,803	161,571
Total Industrial		1,414,994

Basic Materials - 1.3%
Versum Materials, Inc.	9,627	496,561

Energy - 1.2%
Anadarko Petroleum Corp.[1]	6,862	484,183

Consumer, Cyclical - 0.4%
Caesars Entertainment Corp.*	13,867	163,908

Utilities - 0.4%
El Paso Electric Co.[1]	2,457	160,688

Total Common Stocks
(Cost $11,298,528)		11,221,136

MASTER LIMITED PARTNERSHIPS† - 0.8%
Energy - 0.8%
Buckeye Partners, LP	7,946	326,183
Total Master Limited Partnerships
(Cost $323,739)		326,183

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

RIGHTS† - 0.0%
Cushing Renaissance Fund*	3	$1
Total Rights
(Cost $—)		1

MUTUAL FUNDS† - 41.3%
Guggenheim Strategy Fund II2	486,801	12,082,398
Guggenheim Strategy Fund III[2]	154,594	3,832,389
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	5,085	50,648
Total Mutual Funds
(Cost $16,045,305)		15,965,435

CLOSED-END FUNDS† - 9.1%
Dividend and Income Fund	5,486	63,199
RMR Real Estate Income Fund	1,797	32,939
Boulder Growth & Income Fund, Inc.	1,861	20,918
General American Investors Company, Inc.	581	20,620
GDL Fund	2,220	20,502
Adams Natural Resources Fund, Inc.	1,232	20,377
Cushing Energy Income Fund	2,880	20,074
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,702	19,964
New Ireland Fund, Inc.	2,177	19,528
Franklin Universal Trust	2,629	19,244
Aberdeen Asia-Pacific Income Fund, Inc.	4,563	19,073
Brookfield Global Listed Infrastructure Income Fund, Inc.	1,490	19,072
Salient Midstream & MLP Fund	2,168	18,623
Japan Smaller Capitalization Fund, Inc.	2,183	18,577
BlackRock Resources & Commodities Strategy Trust[3]	2,236	18,290
Herzfeld Caribbean Basin Fund, Inc.	2,858	18,148
Eagle Growth & Income Opportunities Fund[3]	1,176	18,063
Swiss Helvetia Fund, Inc.	2,283	18,036
Macquarie Global Infrastructure Total Return Fund, Inc.	759	17,958
Korea Fund, Inc.	622	17,938
Ellsworth Growth and Income Fund Ltd.	1,744	17,893
Central and Eastern Europe Fund, Inc.	657	17,870
Kayne Anderson Midstream/Energy Fund, Inc.	1,541	17,845
Western Asset Inflation - Linked Securities & Income Fund	1,527	17,790
Source Capital, Inc.	485	17,736
Adams Diversified Equity Fund, Inc.	1,145	17,690
Bancroft Fund Ltd.	788	17,651
Gabelli Healthcare & WellnessRx Trust	1,673	17,617
Nuveen North Carolina Quality Municipal Income Fund	1,318	17,569
First Trust High Income Long/Short Fund	1,167	17,528
Nuveen Maryland Quality Municipal Income Fund	1,346	17,444
Delaware Investments Minnesota Municipal Income Fund II, Inc.	1,355	17,425
PGIM Global High Yield Fund, Inc.	1,204	17,398

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen New Jersey Quality Municipal Income Fund	1,231	$17,357
PGIM High Yield Bond Fund, Inc.	1,186	17,351
CBRE Clarion Global Real Estate Income Fund	2,307	17,279
Aberdeen Global Dynamic Dividend Fund	1,786	17,217
Aberdeen Total Dynamic Dividend Fund	2,061	17,189
Neuberger Berman California Municipal Fund, Inc.	1,264	17,182
Western Asset Inflation-Linked Opportunities & Income Fund	1,535	17,177
New Germany Fund, Inc.	1,209	17,144
European Equity Fund, Inc.	1,941	17,120
Eaton Vance California Municipal Income Trust	1,377	17,047
Eaton Vance Limited Duration Income Fund	1,344	17,002
Mexico Fund, Inc.	1,236	16,995
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,370	16,988
Nuveen Pennsylvania Quality Municipal Income Fund	1,242	16,953
First Trust Energy Infrastructure Fund	1,063	16,944
Cushing MLP & Infrastructure Total Return Fund[3]	1,657	16,918
Nuveen Michigan Quality Municipal Income Fund	1,245	16,882
Eaton Vance California Municipal Bond Fund	1,530	16,876
AllianceBernstein National Municipal Income Fund, Inc.	1,253	16,853
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	2,435	16,826
BlackRock Enhanced International Dividend Trust	2,992	16,815
Eaton Vance New York Municipal Income Trust	1,299	16,809
Western Asset Emerging Markets Debt Fund, Inc.	1,173	16,797
ClearBridge Energy Midstream Opportunity Fund, Inc.	1,823	16,772
First Trust Aberdeen Global Opportunity Income Fund	1,610	16,744
BlackRock Energy and Resources Trust	1,402	16,726
BlackRock MuniHoldings California Quality Fund, Inc.	1,225	16,721
Nuveen Arizona Quality Municipal Income Fund	1,278	16,703
Templeton Emerging Markets Fund/United States	1,106	16,701
Morgan Stanley China A Share Fund, Inc.	768	16,696
BlackRock MuniYield Pennsylvania Quality Fund	1,190	16,684
Western Asset Intermediate Muni Fund, Inc.	1,856	16,648

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Taiwan Fund, Inc.	982	$16,645
Nuveen Massachusetts Quality Municipal Income Fund[3]	1,286	16,628
Nuveen Texas Quality Municipal Income Fund	1,214	16,608
First Trust New Opportunities MLP & Energy Fund	1,757	16,604
BlackRock Enhanced Global Dividend Trust	1,546	16,589
Royce Value Trust, Inc.	1,191	16,579
Neuberger Berman New York Municipal Fund, Inc.	1,352	16,576
Nuveen Senior Income Fund	2,782	16,497
Eaton Vance Floating-Rate Income Plus Fund	1,101	16,482
Cohen & Steers Global Income Builder, Inc.	1,845	16,476
China Fund, Inc.	813	16,455
Nuveen Quality Municipal Income Fund[3]	1,175	16,450
Aberdeen Japan Equity Fund, Inc.	2,349	16,443
BlackRock Limited Duration Income Trust	1,095	16,425
Nuveen Global High Income Fund	1,060	16,398
BlackRock Debt Strategies Fund, Inc.	1,518	16,349
Nuveen Floating Rate Income Opportunity Fund	1,675	16,315
Nuveen Virginia Quality Municipal Income Fund	1,252	16,314
Ares Dynamic Credit Allocation Fund, Inc.	1,078	16,310
LMP Capital and Income Fund, Inc.	1,201	16,286
Voya Infrastructure Industrials and Materials Fund	1,307	16,272
BlackRock MuniYield Michigan Quality Fund, Inc.	1,183	16,254
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	1,166	16,254
Tekla Healthcare Investors	809	16,245
Nuveen Pennsylvania Municipal Value Fund	1,120	16,240
Tekla Healthcare Opportunities Fund	911	16,234
AllianceBernstein Global High Income Fund, Inc.	1,378	16,233
Neuberger Berman MLP & Energy Income Fund, Inc.	2,160	16,222
Nuveen California AMT-Free Quality Municipal Income Fund	1,109	16,191
Nuveen Real Asset Income and Growth Fund	956	16,185
BlackRock Municipal Income Quality Trust	1,175	16,168
Nuveen New York Quality Municipal Income Fund	1,166	16,161
Nuveen AMT-Free Quality Municipal Income Fund	1,169	16,144
BlackRock Credit Allocation Income Trust	1,244	16,135
First Trust Dynamic Europe Equity Income Fund	1,150	16,123

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

BlackRock MuniHoldings Quality Fund, Inc.	1,295	$16,097
Royce Micro-Capital Trust, Inc.	1,958	16,095
Sprott Focus Trust, Inc.	2,385	16,075
Lazard Global Total Return and Income Fund, Inc.	991	16,049
Nuveen Floating Rate Income Fund	1,626	16,016
BlackRock MuniYield Quality Fund II, Inc.	1,273	15,989
ClearBridge MLP & Midstream Total Return Fund, Inc.	1,704	15,984
MFS Investment Grade Municipal Trust	1,670	15,982
Morgan Stanley Emerging Markets Debt Fund, Inc.	1,713	15,965
Wells Fargo Income Opportunities Fund	1,937	15,961
BlackRock Corporate High Yield Fund, Inc.	1,488	15,951
Eaton Vance Short Duration Diversified Income Fund	1,178	15,950
Nuveen Georgia Quality Municipal Income Fund	1,288	15,939
Templeton Dragon Fund, Inc.	829	15,933
BlackRock MuniYield Quality Fund III, Inc.[3]	1,207	15,932
Goldman Sachs MLP Energy and Renaissance Fund	3,014	15,914
BlackRock MuniYield New York Quality Fund, Inc.	1,252	15,913
Ivy High Income Opportunities Fund	1,172	15,904
BlackRock New York Municipal Income Quality Trust	1,195	15,893
Voya Emerging Markets High Income Dividend Equity Fund	2,044	15,861
Pioneer Diversified High Income Trust	1,109	15,859
Virtus Total Return Fund, Inc.	1,495	15,847
BlackRock MuniHoldings New York Quality Fund, Inc.	1,204	15,845
Eaton Vance Tax-Advantaged Global Dividend Income Fund	987	15,841
Tri-Continental Corp.	587	15,831
Kayne Anderson MLP/Midstream Investment Co.	1,033	15,815
Credit Suisse Asset Management Income Fund, Inc.	5,083	15,808
Lazard World Dividend & Income Fund, Inc.	1,587	15,791
Principal Real Estate Income Fund	827	15,763
BlackRock Enhanced Equity Dividend Trust	1,777	15,762
BlackRock MuniHoldings Investment Quality Fund	1,185	15,761
John Hancock Investors Trust	960	15,744
BlackRock MuniHoldings Quality Fund II, Inc.	1,251	15,738
Clough Global Opportunities Fund	1,682	15,727
Clough Global Dividend and Income Fund	1,404	15,711

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen Ohio Quality Municipal Income Fund	1,054	$15,699
Voya Global Advantage and Premium Opportunity Fund	1,465	15,676
Tortoise Pipeline & Energy Fund, Inc.	1,090	15,663
Aberdeen Global Premier Properties Fund	2,493	15,606
Western Asset High Income Fund II, Inc.	2,221	15,591
DWS Municipal Income Trust	1,381	15,564
AllianzGI Equity & Convertible Income Fund	719	15,559
Delaware Enhanced Global Dividend & Income Fund	1,571	15,553
Western Asset Municipal Partners Fund, Inc.[3]	1,042	15,526
Delaware Investments National Municipal Income Fund	1,175	15,522
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,267	15,484
MFS Charter Income Trust	1,899	15,477
Nuveen Credit Strategies Income Fund	1,952	15,460
Gabelli Global Utility & Income Trust	820	15,432
Nuveen Diversified Dividend & Income Fund	1,448	15,421
DTF Tax-Free Income, Inc.	1,114	15,418
Neuberger Berman Real Estate Securities Income Fund, Inc.	2,994	15,374
Nuveen California Quality Municipal Income Fund	1,061	15,363
Western Asset Global Corporate Defined Opportunity Fund, Inc.	895	15,349
BlackRock Municipal 2030 Target Term Trust	660	15,332
Morgan Stanley India Investment Fund, Inc.	730	15,308
Western Asset High Income Opportunity Fund, Inc.	2,984	15,308
BlackRock Multi-Sector Income Trust	877	15,304
Voya Global Equity Dividend and Premium Opportunity Fund	2,344	15,283
Gabelli Dividend & Income Trust	704	15,256
Eaton Vance Municipal Income Trust	1,226	15,251
Federated Premier Municipal Income Fund	1,106	15,207
Templeton Emerging Markets Income Fund	1,486	15,187
Nuveen All Capital Energy MLP Opportunities Fund	2,453	15,184
India Fund, Inc.	713	15,173
ClearBridge MLP & Midstream Fund, Inc.	1,265	15,117
BNY Mellon High Yield Strategies Fund	4,937	15,107
Eaton Vance New York Municipal Bond Fund	1,258	15,071

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

MFS Multimarket Income Trust	2,585	$15,071
Cushing Renaissance Fund[3]	1,068	15,059
Tortoise Power and Energy Infrastructure Fund, Inc.	821	15,049
Madison Covered Call & Equity Strategy Fund	2,276	15,044
First Trust Aberdeen Emerging Opportunity Fund	1,070	15,044
Western Asset Global High Income Fund, Inc.	1,515	15,044
Aberdeen Emerging Markets Equity Income Fund, Inc.	2,056	15,029
Nuveen Multi-Market Income Fund	2,044	14,983
Cohen & Steers REIT and Preferred and Income Fund, Inc.	692	14,961
Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,708	14,945
Western Asset High Yield Defined Opportunity Fund, Inc.	998	14,940
Brookfield Real Assets Income Fund, Inc.	686	14,879
BlackRock New York Municipal Income Trust II	1,075	14,867
Voya Asia Pacific High Dividend Equity Income Fund	1,609	14,851
Duff & Phelps Global Utility Income Fund, Inc.	967	14,805
BNY Mellon Municipal Income, Inc.	1,736	14,791
BlackRock Enhanced Capital and Income Fund, Inc.	935	14,773
BlackRock Core Bond Trust	1,049	14,749
Wells Fargo Multi-Sector Income Fund	1,175	14,735
Nuveen Connecticut Quality Municipal Income Fund	1,133	14,695
Nuveen Energy MLP Total Return Fund	1,613	14,694
Pioneer High Income Trust	1,631	14,679
Liberty All-Star Equity Fund	2,286	14,676
DWS Strategic Municipal Income Trust	1,233	14,660
Liberty All Star Growth Fund, Inc.	2,517	14,649
First Trust Intermediate Duration Preferred & Income Fund	642	14,605
Eaton Vance Municipal Bond Fund	1,174	14,593
Invesco High Income Trust II	1,007	14,591
Putnam Municipal Opportunities Trust	1,152	14,584
Nuveen Real Estate Income Fund	1,387	14,563
Neuberger Berman High Yield Strategies Fund, Inc.	1,244	14,555
GAMCO Natural Resources Gold & Income Trust	2,499	14,544
Mexico Equity & Income Fund, Inc.	1,294	14,363
Neuberger Berman Municipal Fund, Inc.	985	14,361
Clough Global Equity Fund	1,118	14,299

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Wells Fargo Global Dividend Opportunity Fund	2,606	$14,281
Putnam Master Intermediate Income Trust	3,108	14,266
Virtus Global Multi-Sector Income Fund	1,126	14,255
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	1,491	14,120
Putnam Managed Municipal Income Trust	1,850	14,116
Pioneer Municipal High Income Trust	1,151	14,042
Nuveen Municipal Credit Income Fund	876	13,797
Nuveen New York Municipal Value Fund 2	957	13,695
Nuveen New Jersey Municipal Value Fund	994	13,240
Advent Claymore Convertible Securities and Income Fund	712	10,723
Total Closed-End Funds
(Cost $3,238,126)		3,502,541

	Face Amount

U.S. TREASURY BILLS†† - 16.2%
U.S. Treasury Bills
2.12% due 07/16/19[1,5,6]	$4,850,000	4,845,860
2.11% due 07/16/19[4,5]	1,417,000	1,415,790
Total U.S. Treasury Bills
(Cost $6,261,278)		6,261,650

REPURCHASE AGREEMENTS††,7 - 1.2%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	298,978	298,978
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	74,272	74,272
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	74,272	74,272
Total Repurchase Agreements
(Cost $447,522)		447,522

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.26%[9]	60,689	60,689
Total Securities Lending Collateral
(Cost $60,689)		60,689

Total Investments - 97.8%
(Cost $37,675,187)		$37,785,157

COMMON STOCKS SOLD SHORT† - (12.7%)

Consumer, Cyclical - (0.1)%
Eldorado Resorts, Inc.*	1,247	(57,449)

Energy - (0.3)%
Occidental Petroleum Corp.	2,013	(101,214)

Communications - (0.7)%
T-Mobile US, Inc.*	1,459	(108,170)
Expedia Group, Inc.	1,226	(163,095)
Total Communications		(271,265)

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Industrial - (1.9)%
II-VI, Inc.*	3,884	$(141,999)
Harris Corp.	3,123	(590,653)
Total Industrial		(732,652)

Consumer, Non-cyclical - (2.3)%
Quad/Graphics, Inc.	18,834	(148,977)
Centene Corp.*	3,066	(160,781)
Bristol-Myers Squibb Co.	5,221	(236,772)
Global Payments, Inc.	2,061	(330,028)
Total Consumer, Non-cyclical		(876,558)

Technology - (2.8)%
salesforce.com, Inc.*	1,626	(246,713)
Fidelity National Information Services, Inc.	2,120	(260,082)
Fiserv, Inc.*	6,298	(574,126)
Total Technology		(1,080,921)

Financial - (4.6)%
Jones Lang LaSalle, Inc.	739	(103,970)
Prosperity Bancshares, Inc.	3,296	(217,701)
Chemical Financial Corp.	9,262	(380,761)
Ameris Bancorp	10,474	(410,476)
BB&T Corp.	13,788	(677,404)
Total Financial		(1,790,312)

Total Common Stocks Sold Short
(Proceeds $4,941,117)		(4,910,371)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (9.3%)
SPDR S&P 500 ETF Trust	13	(3,809)
Technology Select Sector SPDR Fund	54	(4,214)
Consumer Discretionary Select Sector SPDR Fund	125	(14,900)
Industrial Select Sector SPDR Fund	196	(15,174)
iShares MSCI South Korea ETF	285	(17,063)
Materials Select Sector SPDR Fund	294	(17,199)
iShares MSCI Australia ETF	1,454	(32,773)
Consumer Staples Select Sector SPDR Fund	701	(40,707)
Invesco QQQ Trust Series 1	233	(43,510)
VanEck Vectors Russia ETF	1,874	(44,283)
iShares MSCI Emerging Markets ETF	1,108	(47,544)
Health Care Select Sector SPDR Fund	524	(48,543)
iShares Russell 1000 Value ETF	390	(49,616)
iShares Russell 1000 Growth ETF	318	(50,034)
iShares MSCI Japan ETF	1,017	(55,508)
iShares MSCI Mexico ETF	1,372	(59,517)
iShares MSCI Taiwan ETF	1,746	(61,040)
VanEck Vectors Gold Miners ETF	2,476	(63,287)
iShares MSCI United Kingdom ETF	2,185	(70,619)
iShares China Large-Capital ETF	1,766	(75,532)
Financial Select Sector SPDR Fund	3,454	(95,331)
iShares MSCI EAFE ETF	1,545	(101,553)
iShares 20+ Year Treasury Bond ETF	805	(106,912)
iShares Russell 2000 Index ETF	827	(128,599)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,126	(140,041)
iShares U.S. Real Estate ETF	1,702	(148,601)
iShares TIPS Bond ETF	1,723	(198,989)
Utilities Select Sector SPDR Fund	3,735	(222,718)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

iShares Core U.S. Aggregate Bond ETF	2,029	$(225,929)
Energy Select Sector SPDR Fund	4,631	(295,041)
iShares 7-10 Year Treasury Bond ETF	2,936	(323,019)
SPDR Bloomberg Barclays High Yield Bond ETF	7,092	(772,603)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,694,356)		(3,574,208)
Total Securities Sold Short - (22.0)%
(Proceeds $8,635,473)		$(8,484,579)
Other Assets & Liabilities, net - 24.2%		9,369,845
Total Net Assets - 100.0%		$38,670,423

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Gasoline RBOB Futures Contracts	21	Sep 2019	$1,487,581	$168,849
Sugar #11 Futures Contracts	89	Sep 2019	1,254,971	24,404
Gold 100 oz. Futures Contracts	3	Aug 2019	424,320	9,706
Sugar #11 Futures Contracts	21	Feb 2020	317,520	6,060
Cattle Feeder Futures Contracts	1	Aug 2019	68,350	434
Cotton #2 Futures Contracts	1	Dec 2019	33,020	(178)
WTI Crude Futures Contracts	2	Jul 2019	116,000	(2,791)
Brent Crude Futures Contracts	2	Jul 2019	128,400	(3,003)
Corn Futures Contracts	5	Sep 2019	106,625	(5,765)
Cocoa Futures Contracts	8	Sep 2019	194,800	(7,615)
Lean Hogs Futures Contracts	7	Aug 2019	213,780	(11,661)
Natural Gas Futures Contracts	36	Aug 2019	823,680	(26,612)
Live Cattle Futures Contracts	74	Oct 2019	3,127,240	(55,340)
			$8,296,287	$96,488

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	24	Sep 2019	$3,070,125	$27,285
Euro - BTP Italian Government Bond Futures Contracts††	2	Sep 2019	304,800	12,687
Euro - 30 year Bond Futures Contracts	1	Sep 2019	230,664	9,356
Australian Government 10 Year Bond Futures Contracts	12	Sep 2019	1,207,920	6,294
U.S. Treasury Long Bond Futures Contracts	2	Sep 2019	311,000	4,270
Euro - OATS Futures Contracts††	14	Sep 2019	2,625,159	3,575
U.S. Treasury Ultra Long Bond Futures Contracts	1	Sep 2019	177,406	217
			$7,927,074	$63,684
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	41	Sep 2019	$3,135,065	$38,365
New Zealand Dollar Futures Contracts	4	Sep 2019	269,080	4,241
British Pound Futures Contracts	8	Sep 2019	637,100	(357)
			$4,041,245	$42,249
Equity Futures Contracts Purchased†
FTSE MIB Index Futures Contracts††	1	Sep 2019	$120,337	$3,918
SPI 200 Index Futures Contracts	5	Sep 2019	576,727	3,168
OMX Stockholm 30 Index Futures Contracts	10	Jul 2019	174,804	2,975
CAC 40 10 Euro Index Futures Contracts	4	Jul 2019	251,501	936
S&P/TSX 60 IX Index Futures Contracts	4	Sep 2019	596,546	272
FTSE 100 Index Futures Contracts	1	Sep 2019	93,602	35
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2019	153,875	(14)
Amsterdam Index Futures Contracts	2	Jul 2019	255,005	(85)
S&P 500 Index Mini Futures Contracts	2	Sep 2019	294,325	(179)
Euro STOXX 50 Index Futures Contracts	7	Sep 2019	275,478	(488)
CBOE Volatility Index Futures Contracts	100	Jul 2019	1,597,000	(39,345)
			$4,389,200	$(28,807)
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	106	Aug 2019	$1,782,920	$23,415
CBOE Volatility Index Futures Contracts	58	Sep 2019	995,280	22,627
Tokyo Stock Price Index Futures Contracts	3	Sep 2019	431,732	3,737
Nikkei 225 (OSE) Index Futures Contracts	1	Sep 2019	197,291	(366)
Russell 2000 Index Mini Futures Contracts	2	Sep 2019	156,760	(1,888)
			$3,563,983	$47,525

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Sold Short†
Euro - Bund Futures Contracts	5	Sep 2019	$982,256	$61
Long Gilt Futures Contracts††	9	Sep 2019	1,489,389	(123)
Canadian Government 10 Year Bond Futures Contracts	10	Sep 2019	1,091,830	(422)
			$3,563,475	$(484)
Currency Futures Contracts Sold Short†
Euro FX Futures Contracts	2	Sep 2019	$286,038	$79
Australian Dollar Futures Contracts	18	Sep 2019	1,266,840	(12,055)
Swiss Franc Futures Contracts	52	Sep 2019	6,705,400	(111,248)
			$8,258,278	$(123,224)
Commodity Futures Contracts Sold Short†
Live Cattle Futures Contracts	85	Dec 2019	$3,755,300	$56,850
Natural Gas Futures Contracts	36	Sep 2019	834,480	25,218
Natural Gas Futures Contracts	21	Jul 2019	485,730	11,944
Live Cattle Futures Contracts	12	Aug 2019	500,280	5,483
Soybean Meal Futures Contracts	12	Dec 2019	386,640	3,454
Hard Red Winter Wheat Futures Contracts	2	Sep 2019	46,250	1,569
Cotton #2 Futures Contracts	6	May 2020	202,410	1,066
LME Primary Aluminum Futures Contracts	5	Aug 2019	224,075	(1,278)
LME Lead Futures Contracts	2	Aug 2019	96,542	(1,548)
Silver Futures Contracts	1	Sep 2019	76,775	(2,648)
Coffee ‘C’ Futures Contracts	1	Sep 2019	41,100	(3,041)
LME Nickel Futures Contracts	1	Aug 2019	76,056	(5,173)
Soybean Futures Contracts	9	Nov 2019	415,462	(6,102)
Soybean Oil Futures Contracts	30	Dec 2019	518,940	(9,618)
Low Sulphur Gas Oil Futures Contracts	6	Aug 2019	353,250	(10,835)
NY Harbor ULSD Futures Contracts	4	Jul 2019	324,190	(16,025)
Sugar #11 Futures Contracts	130	Apr 2020	1,980,160	(38,998)
Gasoline RBOB Futures Contracts	15	Jul 2019	1,187,676	(141,914)
			$11,505,316	$(131,596)

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	Equity Market Neutral Long Custom Basket Swap[10]	2.78%	At Maturity	08/31/23	$8,494,668	$616,667
Morgan Stanley Capital Services LLC	Long/Short Equity Long Custom Basket Swap[11]	2.78%	At Maturity	08/31/23	6,271,239	202,189
Goldman Sachs International	Long/Short Equity Long Custom Basket Swap[14]	2.83%	At Maturity	05/06/24	6,346,894	143,445
Goldman Sachs International	Equity Market Neutral Long Custom Basket Swap[15]	2.83%	At Maturity	05/06/24	8,020,405	(36,323)
					$29,133,206	$925,978
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	Long/Short Equity Short Custom Basket Swap[12]	(2.08%)	At Maturity	08/31/23	$5,131,746	$(104,843)
Goldman Sachs International	Long/Short Equity Short Custom Basket Swap[16]	(2.18%)	At Maturity	05/06/24	5,042,858	(59,780)
Goldman Sachs International	Equity Market Neutral Short Custom Basket Swap[17]	(2.04%)	At Maturity	05/06/24	8,227,602	135,920
Morgan Stanley Capital Services LLC	Equity Market Neutral Short Custom Basket Swap[13]	(1.95%)	At Maturity	08/31/23	8,255,004	171,970
					$26,657,210	$143,267

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

CUSTOM BASKET OF LONG SECURITIES[10]
American Tower Corp. — Class A	1,900	4.57%	$82,924
Sun Communities, Inc.	3,145	4.75%	64,966
Rexford Industrial Realty, Inc.	8,978	4.27%	59,159
Invitation Homes, Inc.	15,002	4.72%	58,957
Equity LifeStyle Properties, Inc.	2,603	3.72%	51,941
American Homes 4 Rent — Class A	15,987	4.58%	47,664
Terreno Realty Corp.	6,198	3.58%	44,641
Equity Residential	4,402	3.93%	44,352
Crown Castle International Corp.	3,376	5.18%	43,739
Equinix, Inc.	764	4.54%	42,638
Americold Realty Trust	14,629	5.58%	41,382
HCP, Inc.	9,838	3.70%	41,282
Ventas, Inc.	4,758	3.83%	32,867
Hudson Pacific Properties, Inc.	6,048	2.37%	13,634
InterXion Holding N.V.*	4,871	4.36%	13,297
MGM Growth Properties LLC — Class A	6,544	2.36%	12,520
JBG SMITH Properties	6,431	2.98%	10,846
VICI Properties, Inc.	16,206	4.20%	3,265
Omega Healthcare Investors, Inc.	9,238	4.00%	2,391
CubeSmart	6,208	2.44%	(170)
Annaly Capital Management, Inc.	28,853	3.10%	(309)
Blackstone Mortgage Trust, Inc. — Class A	6,123	2.56%	(3,128)
Federal Realty Investment Trust	1,984	3.01%	(4,295)
Four Corners Property Trust, Inc.	7,114	2.29%	(5,510)
Cousins Properties, Inc.	4,871	2.07%	(5,733)
Iron Mountain, Inc.	7,992	2.95%	(17,271)
Sunstone Hotel Investors, Inc.	11,074	1.79%	(28,387)
Pebblebrook Hotel Trust	7,754	2.57%	(30,995)
Total Custom Basket of Long Securities			$616,667

CUSTOM BASKET OF SHORT SECURITIES[13]
Tanger Factory Outlet Centers, Inc.	(14,455)	(2.84%)	$88,434
Washington Prime Group, Inc.	(41,101)	(1.90%)	65,624
Ashford Hospitality Trust, Inc.	(20,377)	(0.73%)	46,550
Brandywine Realty Trust	(17,348)	(3.01%)	38,250
Hospitality Properties Trust	(11,286)	(3.42%)	36,211
SL Green Realty Corp.	(2,242)	(2.18%)	23,390
Hersha Hospitality Trust	(13,722)	(2.75%)	23,188

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Physicians Realty Trust	(16,440)	(3.47%)	$22,890
Vanguard Real Estate ETF	(5,352)	(5.67%)	15,321
Xenia Hotels & Resorts, Inc.	(13,989)	(3.53%)	13,960
Lennar Corp. — Class A	(1,995)	(1.17%)	6,847
Vornado Realty Trust	(3,834)	(2.98%)	6,840
Healthcare Realty Trust, Inc.	(6,440)	(2.44%)	5,403
Apollo Commercial Real Estate Finance, Inc.	(11,736)	(2.61%)	3,271
Digital Realty Trust, Inc.	(2,734)	(3.90%)	791
PulteGroup, Inc.	(3,258)	(1.25%)	736
Piedmont Office Realty Trust, Inc. — Class A	(16,057)	(3.88%)	618
Cushman & Wakefield plc*	(11,404)	(2.47%)	563
Brixmor Property Group, Inc.	(10,554)	(2.29%)	(990)
Kimco Realty Corp.	(14,158)	(3.17%)	(2,591)
CyrusOne, Inc.	(3,112)	(2.18%)	(3,112)
VEREIT, Inc.	(29,592)	(3.23%)	(6,229)
CBRE Group, Inc. — Class A*	(4,142)	(2.57%)	(10,147)
iShares U.S. Real Estate ETF	(15,908)	(16.83%)	(13,014)
Marriott International, Inc. — Class A	(2,306)	(3.92%)	(20,824)
Independence Realty Trust, Inc.	(19,481)	(2.73%)	(23,516)
NexPoint Residential Trust, Inc.	(5,825)	(2.92%)	(24,363)
Hilton Worldwide Holdings, Inc.	(1,749)	(2.07%)	(28,149)
Prologis, Inc.	(3,568)	(3.46%)	(28,590)
PS Business Parks, Inc.	(2,169)	(4.43%)	(65,392)
Total Custom Basket of Short Securities			$171,970

CUSTOM BASKET OF LONG SECURITIES[11]
Kimberly-Clark Corp.	503	1.07%	$13,609
Pilgrim’s Pride Corp.*	1,846	0.75%	12,737
Omnicom Group, Inc.	960	1.25%	12,125
Tyson Foods, Inc. — Class A	612	0.79%	11,857
Merck & Company, Inc.	859	1.15%	10,102
Portland General Electric Co.	1,273	1.10%	9,891
Pinnacle West Capital Corp.	742	1.11%	9,781
Kinder Morgan, Inc.	3,857	1.28%	9,667
Delek US Holdings, Inc.	1,221	0.79%	9,440
TEGNA, Inc.	2,588	0.63%	9,278
Baxter International, Inc.	550	0.72%	9,240
CSX Corp.	599	0.74%	8,495
AES Corp.	2,444	0.65%	8,065
Apartment Investment & Management Co. — Class A	1,577	1.26%	7,812
Zimmer Biomet Holdings, Inc.	486	0.91%	7,779
Casey’s General Stores, Inc.	244	0.61%	7,704
Norfolk Southern Corp.	203	0.65%	7,691
ONEOK, Inc.	1,089	1.19%	7,644

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Allergan plc	264	0.70%	$7,630
Cummins, Inc.	253	0.69%	7,474
World Fuel Services Corp.	1,023	0.59%	6,915
FirstEnergy Corp.	1,248	0.85%	6,793
McKesson Corp.	577	1.24%	6,165
AT&T, Inc.	1,457	0.78%	5,698
Skyworks Solutions, Inc.	575	0.71%	5,570
Discovery, Inc. — Class A*	1,873	0.92%	5,312
CVR Energy, Inc.	546	0.44%	5,212
Medtronic plc	774	1.20%	4,805
Chevron Corp.	647	1.28%	4,637
Kansas City Southern	207	0.40%	4,615
JetBlue Airways Corp.*	3,091	0.91%	4,539
Oshkosh Corp.	340	0.45%	4,498
Bio-Rad Laboratories, Inc. — Class A*	110	0.55%	4,401
Facebook, Inc. — Class A*	85	0.26%	4,387
Medical Properties Trust, Inc.	3,682	1.02%	4,327
Post Holdings, Inc.*	322	0.53%	4,123
ManpowerGroup, Inc.	278	0.43%	4,047
Exelon Corp.	879	0.67%	4,009
AMERCO	101	0.61%	3,854
Integer Holdings Corp.*	327	0.44%	3,838
Delta Air Lines, Inc.	1,066	0.96%	3,726
Flowers Foods, Inc.	820	0.30%	3,611
Verizon Communications, Inc.	1,144	1.04%	3,287
SkyWest, Inc.	372	0.36%	3,262
JM Smucker Co.	199	0.37%	3,167
Hill-Rom Holdings, Inc.	380	0.63%	3,130
Hologic, Inc.*	974	0.75%	3,085
Pfizer, Inc.	1,630	1.13%	2,934
Jazz Pharmaceuticals plc*	209	0.48%	2,842
Colgate-Palmolive Co.	507	0.58%	2,772
Caterpillar, Inc.	229	0.50%	2,666
United Parcel Service, Inc. — Class B	460	0.76%	2,636
Huntington Ingalls Industries, Inc.	120	0.43%	2,627
Oracle Corp.	291	0.26%	2,568
MetLife, Inc.	329	0.26%	2,504
Prudential Financial, Inc.	157	0.25%	2,468
Marathon Petroleum Corp.	747	0.67%	2,414
Hartford Financial Services Group, Inc.	294	0.26%	2,359
Becton Dickinson and Co.	185	0.74%	2,328
US Foods Holding Corp.*	529	0.30%	2,183
AmerisourceBergen Corp. — Class A	493	0.67%	2,168
Philip Morris International, Inc.	486	0.61%	2,161
Kennametal, Inc.	828	0.49%	2,160
Williams Companies, Inc.	2,660	1.19%	2,072

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Agilent Technologies, Inc.	292	0.35%	$1,998
Textron, Inc.	589	0.50%	1,866
Sysco Corp.	502	0.57%	1,823
PACCAR, Inc.	366	0.42%	1,739
Allison Transmission Holdings, Inc.	1,145	0.85%	1,735
Equity Commonwealth	2,450	1.27%	1,711
JPMorgan Chase & Co.	140	0.25%	1,631
Marten Transport Ltd.	1,163	0.34%	1,540
Abbott Laboratories	270	0.36%	1,514
Gilead Sciences, Inc.	1,029	1.11%	1,511
Assured Guaranty Ltd.	426	0.29%	1,458
CVS Health Corp.	1,027	0.89%	1,457
Knight-Swift Transportation Holdings, Inc.	1,259	0.66%	1,363
Avnet, Inc.	409	0.30%	1,342
Landstar System, Inc.	370	0.64%	1,303
Forward Air Corp.	430	0.41%	1,247
Diodes, Inc.*	468	0.27%	1,175
Alaska Air Group, Inc.	578	0.59%	1,153
General Mills, Inc.	538	0.45%	1,129
Parker-Hannifin Corp.	211	0.57%	1,119
John Wiley & Sons, Inc. — Class A	786	0.57%	1,063
News Corp. — Class A	1,471	0.32%	1,060
Biogen, Inc.*	158	0.59%	1,053
Clorox Co.	219	0.53%	1,042
Northern Trust Corp.	167	0.24%	1,034
Cheniere Energy, Inc.*	415	0.45%	931
Old Dominion Freight Line, Inc.	139	0.33%	846
Alphabet, Inc. — Class C*	27	0.47%	837
Alexion Pharmaceuticals, Inc.*	160	0.33%	765
Cogent Communications Holdings, Inc.	696	0.66%	714
Ameren Corp.	755	0.90%	704
Constellation Brands, Inc. — Class A	116	0.36%	630
Laboratory Corporation of America Holdings*	94	0.26%	610
Masco Corp.	502	0.31%	603
Procter & Gamble Co.	194	0.34%	600
Johnson & Johnson	300	0.67%	481
Saia, Inc.*	525	0.54%	471
PepsiCo, Inc.	375	0.78%	463
Southern Co.	289	0.25%	376
United Continental Holdings, Inc.*	510	0.71%	355
Phillips 66	617	0.92%	191
HCP, Inc.	1,710	0.87%	116
Activision Blizzard, Inc.	492	0.37%	100
Darling Ingredients, Inc.*	2,339	0.74%	94
Deluxe Corp.	630	0.41%	9

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Southwest Airlines Co.	965	0.78%	$(4)
Host Hotels & Resorts, Inc.	962	0.28%	(38)
Macquarie Infrastructure Corp.	397	0.26%	(109)
Echo Global Logistics, Inc.*	1,165	0.39%	(110)
Shenandoah Telecommunications Co.	1,187	0.73%	(153)
PPL Corp.	1,898	0.94%	(287)
OGE Energy Corp.	932	0.63%	(327)
Westlake Chemical Corp.	289	0.32%	(498)
Comcast Corp. — Class A	532	0.36%	(502)
Innoviva, Inc.*	1,514	0.35%	(608)
TrueBlue, Inc.*	910	0.32%	(639)
Vonage Holdings Corp.*	1,349	0.24%	(740)
Waters Corp.*	108	0.37%	(1,028)
B&G Foods, Inc.	801	0.27%	(1,105)
Meredith Corp.	526	0.46%	(1,155)
Molson Coors Brewing Co. — Class B	953	0.85%	(1,243)
Exxon Mobil Corp.	1,031	1.26%	(1,370)
Domtar Corp.	424	0.30%	(1,550)
Targa Resources Corp.	671	0.42%	(1,609)
Cal-Maine Foods, Inc.	1,032	0.69%	(1,717)
Amgen, Inc.	402	1.18%	(1,719)
InterDigital, Inc.	233	0.24%	(2,001)
Central Garden & Pet Co. — Class A*	670	0.26%	(2,061)
Cinemark Holdings, Inc.	655	0.38%	(2,206)
J.B. Hunt Transport Services, Inc.	401	0.58%	(2,211)
NRG Energy, Inc.	435	0.24%	(2,383)
Cardinal Health, Inc.	851	0.64%	(2,453)
Lear Corp.	159	0.35%	(2,517)
MSG Networks, Inc. — Class A*	1,702	0.56%	(2,652)
Hospitality Properties Trust	1,067	0.43%	(2,714)
Werner Enterprises, Inc.	1,142	0.57%	(2,812)
ATN International, Inc.	500	0.46%	(3,056)
Summit Hotel Properties, Inc.	1,610	0.29%	(3,088)
AMC Networks, Inc. — Class A*	884	0.77%	(3,098)
Heartland Express, Inc.	1,987	0.57%	(3,176)
National Fuel Gas Co.	1,252	1.05%	(3,481)
New Media Investment Group, Inc.	1,641	0.25%	(3,497)
PBF Energy, Inc. — Class A	940	0.47%	(3,566)
Vector Group Ltd.	3,311	0.51%	(3,760)
Walgreens Boots Alliance, Inc.	299	0.26%	(3,939)
Vishay Intertechnology, Inc.	974	0.26%	(4,453)
Unit Corp.*	2,255	0.32%	(4,673)
Scholastic Corp.	981	0.52%	(4,799)
Nu Skin Enterprises, Inc. — Class A	336	0.26%	(5,459)
Kraft Heinz Co.	662	0.33%	(5,468)

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Valero Energy Corp.	635	0.87%	$(5,530)
HollyFrontier Corp.	1,203	0.89%	(6,157)
Schneider National, Inc. — Class B	2,096	0.61%	(6,970)
Herbalife Nutrition Ltd.*	734	0.50%	(7,522)
Kroger Co.	1,462	0.51%	(7,584)
Ingredion, Inc.	750	0.99%	(7,605)
Lions Gate Entertainment Corp. — Class A	1,619	0.32%	(8,819)
Mylan N.V.*	796	0.24%	(9,535)
Renewable Energy Group, Inc.*	1,458	0.37%	(9,970)
FedEx Corp.	465	1.22%	(13,327)
Archer-Daniels-Midland Co.	1,834	1.19%	(14,616)
Total Custom Basket of Long Securities			$202,189

CUSTOM BASKET OF SHORT SECURITIES[12]
National Oilwell Varco, Inc.	(1,416)	(0.61%)	$34,227
Core Laboratories N.V.	(562)	(0.57%)	17,702
Texas Roadhouse, Inc. — Class A	(634)	(0.66%)	9,693
Commercial Metals Co.	(2,404)	(0.85%)	9,015
Old National Bancorp	(3,170)	(1.03%)	7,060
Palo Alto Networks, Inc.*	(191)	(0.76%)	6,162
Associated Banc-Corp.	(982)	(0.40%)	6,000
Valley National Bancorp	(5,643)	(1.20%)	5,362
Balchem Corp.	(403)	(0.79%)	4,441
New York Community Bancorp, Inc.	(2,365)	(0.46%)	4,338
Compass Minerals International, Inc.	(524)	(0.56%)	3,982
People’s United Financial, Inc.	(1,971)	(0.64%)	3,410
Monolithic Power Systems, Inc.	(242)	(0.64%)	3,410
Southern Copper Corp.	(1,098)	(0.83%)	3,391
Nutanix, Inc. — Class A*	(279)	(0.14%)	3,249
Glacier Bancorp, Inc.	(573)	(0.45%)	2,939
salesforce.com, Inc.*	(348)	(1.03%)	2,832
Concho Resources, Inc.	(313)	(0.63%)	2,734
Empire State Realty Trust, Inc. — Class A	(2,650)	(0.76%)	2,703
RPM International, Inc.	(375)	(0.45%)	2,396
FireEye, Inc.*	(1,211)	(0.35%)	2,285
Paychex, Inc.	(401)	(0.64%)	2,046
Hudson Pacific Properties, Inc.	(1,540)	(1.00%)	2,003
Brandywine Realty Trust	(1,658)	(0.46%)	1,997
CVB Financial Corp.	(1,707)	(0.70%)	1,951
Autodesk, Inc.*	(177)	(0.56%)	1,939
Agree Realty Corp.	(833)	(1.04%)	1,914
New Residential Investment Corp.	(1,351)	(0.41%)	1,653
Alarm.com Holdings, Inc.*	(174)	(0.18%)	1,321

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Amazon.com, Inc.*	(11)	(0.41%)	$1,310
Kaiser Aluminum Corp.	(212)	(0.40%)	1,297
Allegheny Technologies, Inc.*	(1,613)	(0.79%)	1,268
CNO Financial Group, Inc.	(1,061)	(0.34%)	1,264
Rollins, Inc.	(662)	(0.46%)	1,092
First Republic Bank	(261)	(0.50%)	1,028
Sensient Technologies Corp.	(256)	(0.37%)	958
DocuSign, Inc.*	(196)	(0.19%)	947
BOK Financial Corp.	(466)	(0.69%)	884
Fortive Corp.	(543)	(0.86%)	861
Federal Realty Investment Trust	(120)	(0.30%)	555
Diamondback Energy, Inc.	(286)	(0.61%)	439
Guidewire Software, Inc.*	(472)	(0.93%)	419
First Financial Bankshares, Inc.	(1,216)	(0.73%)	408
American Campus Communities, Inc.	(358)	(0.32%)	381
CoreSite Realty Corp.	(136)	(0.31%)	380
Healthcare Realty Trust, Inc.	(528)	(0.32%)	377
MongoDB, Inc.*	(66)	(0.20%)	362
Tyler Technologies, Inc.*	(133)	(0.56%)	278
NewMarket Corp.	(100)	(0.78%)	261
Equity Residential	(242)	(0.36%)	186
WesBanco, Inc.	(419)	(0.31%)	186
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

ServiceNow, Inc.*	(37)	(0.20%)	119
WP Carey, Inc.	(323)	(0.51%)	94
Columbia Financial, Inc.*	(1,064)	(0.31%)	60
Twilio, Inc. — Class A*	(76)	(0.20%)	52
MercadoLibre, Inc.*	(17)	(0.20%)	30
Livent Corp.*	(1)	0.00%	5
Steven Madden Ltd.	(1)	0.00%	2
HubSpot, Inc.*	(61)	(0.20%)	(1)
BankUnited, Inc.	(823)	(0.54%)	(24)
Elastic N.V.*	(138)	(0.20%)	(25)
Workday, Inc. — Class A*	(50)	(0.20%)	(28)
VeriSign, Inc.*	(50)	(0.20%)	(57)
Trade Desk, Inc. — Class A*	(46)	(0.20%)	(61)
Blackline, Inc.*	(195)	(0.20%)	(118)
NIKE, Inc. — Class B	(189)	(0.31%)	(166)
STORE Capital Corp.	(1,269)	(0.82%)	(169)
PTC, Inc.*	(509)	(0.89%)	(186)
Paylocity Holding Corp.*	(111)	(0.20%)	(212)
Anaplan, Inc.*	(207)	(0.20%)	(216)
Okta, Inc.*	(85)	(0.20%)	(220)
Q2 Holdings, Inc.*	(138)	(0.21%)	(225)
Dominion Energy, Inc.	(1,233)	(1.86%)	(234)
RingCentral, Inc. — Class A*	(93)	(0.21%)	(242)
Zendesk, Inc.*	(117)	(0.20%)	(254)
Everbridge, Inc.*	(116)	(0.20%)	(275)
Veeva Systems, Inc. — Class A*	(67)	(0.21%)	(358)
Aspen Technology, Inc.*	(86)	(0.21%)	(359)

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Paycom Software, Inc.*	(48)	(0.21%)	$(379)
Zscaler, Inc.*	(141)	(0.21%)	(421)
PayPal Holdings, Inc.*	(323)	(0.72%)	(438)
Atlassian Corporation plc — Class A*	(83)	(0.21%)	(443)
Alteryx, Inc. — Class A*	(100)	(0.21%)	(463)
Avalara, Inc.*	(149)	(0.21%)	(471)
Marsh & McLennan Companies, Inc.	(191)	(0.37%)	(480)
Chegg, Inc.*	(279)	(0.21%)	(499)
Washington Federal, Inc.	(624)	(0.42%)	(518)
Coupa Software, Inc.*	(86)	(0.21%)	(532)
Blackstone Mortgage Trust, Inc. — Class A	(712)	(0.49%)	(552)
American Water Works Company, Inc.	(164)	(0.37%)	(577)
Universal Display Corp.	(59)	(0.22%)	(632)
Welltower, Inc.	(443)	(0.70%)	(641)
MFA Financial, Inc.	(2,914)	(0.41%)	(655)
American Tower Corp. — Class A	(164)	(0.65%)	(678)
SPS Commerce, Inc.*	(191)	(0.38%)	(687)
Douglas Emmett, Inc.	(942)	(0.73%)	(697)
Signature Bank	(162)	(0.38%)	(705)
Extra Space Storage, Inc.	(212)	(0.44%)	(790)
South Jersey Industries, Inc.	(1,463)	(0.96%)	(805)
Proofpoint, Inc.*	(240)	(0.56%)	(820)
Marriott Vacations Worldwide Corp.	(286)	(0.54%)	(821)
CubeSmart	(759)	(0.49%)	(874)
Appfolio, Inc. — Class A*	(213)	(0.42%)	(887)
Intercontinental Exchange, Inc.	(208)	(0.35%)	(986)
Sun Communities, Inc.	(635)	(1.59%)	(994)
Fair Isaac Corp.*	(54)	(0.33%)	(1,005)
Axis Capital Holdings Ltd.	(299)	(0.35%)	(1,110)
Avery Dennison Corp.	(189)	(0.43%)	(1,157)
Redwood Trust, Inc.	(1,577)	(0.51%)	(1,170)
McDonald’s Corp.	(139)	(0.56%)	(1,174)
CoStar Group, Inc.*	(63)	(0.68%)	(1,329)
Adobe, Inc.*	(124)	(0.71%)	(1,398)
Atmos Energy Corp.	(203)	(0.42%)	(1,481)
Cintas Corp.	(141)	(0.65%)	(1,541)
PPG Industries, Inc.	(187)	(0.43%)	(1,598)
Camden Property Trust	(390)	(0.79%)	(1,624)
Reliance Steel & Aluminum Co.	(227)	(0.42%)	(1,628)
NextEra Energy, Inc.	(168)	(0.67%)	(1,709)
Sherwin-Williams Co.	(54)	(0.48%)	(1,748)
Realty Income Corp.	(977)	(1.31%)	(1,755)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Advanced Micro Devices, Inc.*	(587)	(0.35%)	$(1,859)
Microchip Technology, Inc.	(414)	(0.70%)	(1,865)
Crown Castle International Corp.	(470)	(1.19%)	(1,947)
Schlumberger Ltd.	(1,649)	(1.28%)	(1,957)
Capitol Federal Financial, Inc.	(3,713)	(1.00%)	(2,036)
American Homes 4 Rent — Class A	(1,198)	(0.57%)	(2,052)
CyrusOne, Inc.	(385)	(0.43%)	(2,119)
Pacific Premier Bancorp, Inc.	(789)	(0.47%)	(2,307)
KAR Auction Services, Inc.	(587)	(0.29%)	(2,431)
First Industrial Realty Trust, Inc.	(794)	(0.57%)	(2,478)
Dunkin’ Brands Group, Inc.	(331)	(0.51%)	(2,594)
IAA, Inc.*	(587)	(0.44%)	(2,650)
Essex Property Trust, Inc.	(63)	(0.36%)	(2,781)
Alexandria Real Estate Equities, Inc.	(282)	(0.78%)	(2,872)
International Flavors & Fragrances, Inc.	(326)	(0.92%)	(3,026)
Arthur J Gallagher & Co.	(302)	(0.52%)	(3,137)
Liberty Property Trust	(1,563)	(1.52%)	(3,266)
UDR, Inc.	(818)	(0.72%)	(3,369)
Vulcan Materials Co.	(142)	(0.38%)	(3,404)
Martin Marietta Materials, Inc.	(110)	(0.49%)	(3,453)
Linde plc	(109)	(0.43%)	(3,530)
Wingstop, Inc.	(343)	(0.63%)	(3,669)
WR Grace & Co.	(949)	(1.41%)	(3,680)
Invitation Homes, Inc.	(1,165)	(0.61%)	(3,895)
Wyndham Hotels & Resorts, Inc.	(780)	(0.85%)	(4,003)
RLI Corp.	(522)	(0.87%)	(4,562)
Americold Realty Trust	(1,494)	(0.94%)	(4,597)
MarketAxess Holdings, Inc.	(60)	(0.38%)	(4,687)
Pegasystems, Inc.	(802)	(1.11%)	(4,790)
IHS Markit Ltd.*	(1,073)	(1.33%)	(5,142)
Costco Wholesale Corp.	(176)	(0.91%)	(5,155)
Equinix, Inc.	(80)	(0.79%)	(5,168)
Woodward, Inc.	(291)	(0.64%)	(5,441)
Bright Horizons Family Solutions, Inc.*	(207)	(0.61%)	(5,502)
Everest Re Group Ltd.	(182)	(0.88%)	(5,669)
EastGroup Properties, Inc.	(519)	(1.17%)	(5,910)
TransDigm Group, Inc.*	(158)	(1.49%)	(6,040)
Ball Corp.	(539)	(0.74%)	(6,329)
Materion Corp.	(618)	(0.82%)	(6,413)
TransUnion	(877)	(1.26%)	(6,442)
Pool Corp.	(174)	(0.65%)	(6,805)
SBA Communications Corp.*	(334)	(1.46%)	(6,970)
Scotts Miracle-Gro Co. — Class A	(399)	(0.77%)	(8,317)
Equity LifeStyle Properties, Inc.	(380)	(0.90%)	(9,199)

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

AptarGroup, Inc.	(560)	(1.36%)	$(11,067)
Terreno Realty Corp.	(1,163)	(1.11%)	(11,077)
Air Products & Chemicals, Inc.	(210)	(0.93%)	(11,990)
Rexford Industrial Realty, Inc.	(2,080)	(1.64%)	(12,547)
Total Custom Basket of Short Securities			$(104,843)

CUSTOM BASKET OF LONG SECURITIES[15]
Ventas, Inc.	4,758	4.06%	$17,933
InterXion Holding N.V.*	4,871	4.62%	12,459
Terreno Realty Corp.	6,198	3.79%	11,791
Rexford Industrial Realty, Inc.	8,978	4.52%	7,064
HCP, Inc.	9,838	3.92%	4,164
Omega Healthcare Investors, Inc.	9,238	4.23%	2,665
Equinix, Inc.	764	4.80%	2
MGM Growth Properties LLC — Class A	6,544	2.50%	(372)
Annaly Capital Management, Inc.	28,853	3.28%	(583)
Sunstone Hotel Investors, Inc.	11,074	1.89%	(1,064)
VICI Properties, Inc.	16,206	4.45%	(1,099)
Sun Communities, Inc.	3,145	5.03%	(1,654)
Iron Mountain, Inc.	7,992	3.12%	(3,193)
Equity LifeStyle Properties, Inc.	2,603	3.94%	(3,336)
Invitation Homes, Inc.	15,002	5.00%	(3,362)
Blackstone Mortgage Trust, Inc. — Class A	6,123	2.72%	(3,428)
CubeSmart	6,208	2.59%	(3,892)
Pebblebrook Hotel Trust	7,754	2.72%	(3,960)
Four Corners Property Trust, Inc.	7,114	2.42%	(4,006)
JBG SMITH Properties	6,431	3.15%	(4,373)
Federal Realty Investment Trust	1,984	3.19%	(4,444)
Cousins Properties, Inc.	4,871	2.20%	(5,409)
Hudson Pacific Properties, Inc.	6,048	2.51%	(6,182)
American Homes 4 Rent — Class A	15,987	4.85%	(6,661)
Equity Residential	4,402	4.17%	(8,194)
American Tower Corp. — Class A	1,900	4.84%	(9,354)
Crown Castle International Corp.	3,376	5.49%	(17,835)
Total Custom Basket of Long Securities			$(36,323)

CUSTOM BASKET OF SHORT SECURITIES[17]
Ashford Hospitality Trust, Inc.	(20,377)	(0.75%)	$29,954
iShares U.S. Real Estate ETF	(15,908)	(16.88%)	28,083
Brandywine Realty Trust	(17,348)	(3.02%)	17,720
SL Green Realty Corp.	(2,242)	(2.19%)	16,876

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Washington Prime Group, Inc.	(41,101)	(1.91%)	$14,398
Vanguard Real Estate ETF	(5,038)	(5.35%)	12,833
Piedmont Office Realty Trust, Inc. — Class A	(16,057)	(3.89%)	9,990
Vornado Realty Trust	(3,834)	(2.99%)	9,984
Physicians Realty Trust	(16,440)	(3.48%)	7,659
Lennar Corp. — Class A	(1,995)	(1.18%)	7,657
Hersha Hospitality Trust	(13,722)	(2.76%)	7,321
Healthcare Realty Trust, Inc.	(6,440)	(2.45%)	6,720
Xenia Hotels & Resorts, Inc.	(13,989)	(3.55%)	4,303
Digital Realty Trust, Inc.	(2,734)	(3.91%)	3,872
Apollo Commercial Real Estate Finance, Inc.	(11,736)	(2.62%)	3,211
PulteGroup, Inc.	(3,258)	(1.25%)	2,717
VEREIT, Inc.	(29,592)	(3.24%)	2,234
Tanger Factory Outlet Centers, Inc.	(14,455)	(2.85%)	477
Brixmor Property Group, Inc.	(10,554)	(2.29%)	179
PS Business Parks, Inc.	(2,169)	(4.44%)	(29)
Cushman & Wakefield plc*	(11,404)	(2.48%)	(525)
Independence Realty Trust, Inc.	(19,481)	(2.74%)	(974)
Kimco Realty Corp.	(14,158)	(3.18%)	(2,014)
CyrusOne, Inc.	(3,112)	(2.18%)	(3,258)
Prologis, Inc.	(3,568)	(3.47%)	(4,378)
Hospitality Properties Trust	(11,286)	(3.43%)	(4,714)
NexPoint Residential Trust, Inc.	(5,826)	(2.93%)	(6,758)
Hilton Worldwide Holdings, Inc.	(1,749)	(2.08%)	(6,877)
CBRE Group, Inc. — Class A*	(4,142)	(2.58%)	(6,889)
Marriott International, Inc. — Class A	(2,306)	(3.93%)	(13,852)
Total Custom Basket of Short Securities			$135,920

CUSTOM BASKET OF LONG SECURITIES[14]
Allergan plc	265	0.70%	$11,813
HollyFrontier Corp.	1,204	0.88%	6,935
Marathon Petroleum Corp.	748	0.66%	6,066
Delek US Holdings, Inc.	1,222	0.78%	6,012
Valero Energy Corp.	636	0.86%	5,883
Phillips 66	617	0.91%	5,448
PBF Energy, Inc. — Class A	940	0.46%	4,794
Amgen, Inc.	403	1.17%	3,893
ONEOK, Inc.	1,090	1.18%	3,368
Discovery, Inc. — Class A*	1,874	0.91%	3,242
Kennametal, Inc.	828	0.48%	3,138
Jazz Pharmaceuticals plc*	209	0.47%	2,928
CVR Energy, Inc.	546	0.43%	2,910
World Fuel Services Corp.	1,024	0.58%	2,857

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Becton Dickinson and Co.	185	0.74%	$2,773
Allison Transmission Holdings, Inc.	1,145	0.84%	2,748
Renewable Energy Group, Inc.*	1,459	0.37%	2,728
Saia, Inc.*	526	0.54%	2,651
Omnicom Group, Inc.	960	1.24%	2,630
Textron, Inc.	590	0.49%	2,584
News Corp. — Class A	1,471	0.31%	2,486
Medicines Co.*	925	0.53%	2,485
United Continental Holdings, Inc.*	511	0.70%	2,443
Landstar System, Inc.	370	0.63%	2,346
Casey’s General Stores, Inc.	244	0.60%	2,342
Baxter International, Inc.	551	0.71%	2,342
Knight-Swift Transportation Holdings, Inc.	1,260	0.65%	2,243
Alexion Pharmaceuticals, Inc.*	161	0.33%	2,228
FedEx Corp.	465	1.20%	2,209
Meredith Corp.	526	0.46%	2,130
Chevron Corp.	648	1.27%	2,119
Cardinal Health, Inc.	851	0.63%	2,093
RMR Group, Inc. — Class A	743	0.55%	2,080
Caterpillar, Inc.	229	0.49%	2,063
Integer Holdings Corp.*	328	0.43%	2,053
AT&T, Inc.	1,457	0.77%	2,040
Westlake Chemical Corp.	290	0.32%	2,007
Delta Air Lines, Inc.	1,067	0.95%	1,995
Skyworks Solutions, Inc.	575	0.70%	1,898
Huntington Ingalls Industries, Inc.	120	0.42%	1,856
Exxon Mobil Corp.	1,031	1.24%	1,845
Werner Enterprises, Inc.	1,142	0.56%	1,827
Bio-Rad Laboratories, Inc. — Class A*	111	0.55%	1,826
Alaska Air Group, Inc.	578	0.58%	1,821
Cummins, Inc.	254	0.69%	1,811
Oshkosh Corp.	340	0.45%	1,802
Ingredion, Inc.	750	0.97%	1,695
Gilead Sciences, Inc.	1,030	1.10%	1,504
United Parcel Service, Inc. — Class B	461	0.75%	1,503
Unit Corp.*	2,255	0.32%	1,488
J.B. Hunt Transport Services, Inc.	401	0.58%	1,404
Agilent Technologies, Inc.	293	0.34%	1,342
Molson Coors Brewing Co. — Class B	953	0.84%	1,306
Facebook, Inc. — Class A*	86	0.26%	1,281
Mylan N.V.*	796	0.24%	1,218
Old Dominion Freight Line, Inc.	140	0.33%	1,193

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Diodes, Inc.*	469	0.27%	$1,158
Archer-Daniels-Midland Co.	1,834	1.18%	1,155
ManpowerGroup, Inc.	278	0.42%	1,131
Williams Companies, Inc.	2,660	1.18%	1,091
Pfizer, Inc.	1,631	1.11%	1,060
Darling Ingredients, Inc.*	2,339	0.73%	1,053
McKesson Corp.	578	1.22%	1,035
Innoviva, Inc.*	1,514	0.35%	969
Cheniere Energy, Inc.*	415	0.45%	955
AES Corp.	2,444	0.65%	929
Oracle Corp.	292	0.26%	885
Abbott Laboratories	271	0.36%	808
Waters Corp.*	109	0.37%	801
HCP, Inc.	1,710	0.86%	770
PPL Corp.	1,899	0.93%	760
Biogen, Inc.*	158	0.58%	757
Merck & Company, Inc.	860	1.14%	748
PACCAR, Inc.	367	0.41%	686
Masco Corp.	503	0.31%	654
Vishay Intertechnology, Inc.	975	0.25%	653
Parker-Hannifin Corp.	211	0.57%	618
Domtar Corp.	424	0.30%	606
Laboratory Corporation of America Holdings*	95	0.26%	598
TEGNA, Inc.	2,589	0.62%	595
Schneider National, Inc. — Class B	2,096	0.60%	587
TrueBlue, Inc.*	911	0.32%	574
Cal-Maine Foods, Inc.	1,032	0.68%	568
Comcast Corp. — Class A	533	0.36%	565
Shenandoah Telecommunications Co.	1,187	0.72%	558
Kansas City Southern	208	0.40%	547
Walgreens Boots Alliance, Inc.	300	0.26%	537
Echo Global Logistics, Inc.*	1,166	0.38%	536
CVS Health Corp.	1,027	0.88%	534
Kraft Heinz Co.	663	0.32%	530
Targa Resources Corp.	672	0.42%	524
John Wiley & Sons, Inc. — Class A	787	0.57%	449
SkyWest, Inc.	372	0.36%	424
Lear Corp.	159	0.35%	420
Hospitality Properties Trust	1,068	0.42%	417
Kinder Morgan, Inc.	3,857	1.27%	386
Northern Trust Corp.	167	0.24%	371
MetLife, Inc.	329	0.26%	368
Verizon Communications, Inc.	1,145	1.03%	344
Hill-Rom Holdings, Inc.	381	0.63%	343
Hartford Financial Services Group, Inc.	295	0.26%	304
Marten Transport Ltd.	1,164	0.33%	303
Avnet, Inc.	409	0.29%	286
Forward Air Corp.	431	0.40%	272

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

AmerisourceBergen Corp. — Class A	494	0.66%	$267
Hologic, Inc.*	974	0.74%	253
NRG Energy, Inc.	436	0.24%	249
Activision Blizzard, Inc.	493	0.37%	247
Constellation Brands, Inc. — Class A	116	0.36%	230
Flowers Foods, Inc.	821	0.30%	222
Southern Co.	289	0.25%	211
Scholastic Corp.	982	0.51%	206
Prudential Financial, Inc.	158	0.25%	199
Southwest Airlines Co.	965	0.77%	193
Philip Morris International, Inc.	486	0.60%	190
JPMorgan Chase & Co.	141	0.25%	158
MSG Networks, Inc. — Class A*	1,703	0.56%	153
Ameren Corp.	756	0.89%	136
General Mills, Inc.	538	0.45%	81
FirstEnergy Corp.	1,248	0.84%	75
Norfolk Southern Corp.	204	0.64%	73
Assured Guaranty Ltd.	426	0.28%	64
Portland General Electric Co.	1,274	1.09%	64
Alphabet, Inc. — Class C*	27	0.46%	59
Procter & Gamble Co.	194	0.34%	52
AMC Networks, Inc. — Class A*	885	0.76%	(89)
Medtronic plc	775	1.19%	(132)
Johnson & Johnson	301	0.66%	(151)
Macquarie Infrastructure Corp.	398	0.25%	(151)
InterDigital, Inc.	233	0.24%	(196)
Deluxe Corp.	630	0.40%	(208)
National Fuel Gas Co.	1,253	1.04%	(251)
OGE Energy Corp.	932	0.62%	(317)
Host Hotels & Resorts, Inc.	963	0.28%	(347)
New Media Investment Group, Inc.	1,642	0.24%	(361)
Central Garden & Pet Co. — Class A*	670	0.26%	(362)
Nu Skin Enterprises, Inc. — Class A	336	0.26%	(413)
Summit Hotel Properties, Inc.	1,611	0.29%	(435)
Post Holdings, Inc.*	323	0.53%	(539)
Vonage Holdings Corp.*	1,349	0.24%	(540)
US Foods Holding Corp.*	530	0.30%	(541)
Cogent Communications Holdings, Inc.	697	0.65%	(627)
Clorox Co.	220	0.53%	(664)
Kimberly-Clark Corp.	503	1.06%	(669)
CSX Corp.	600	0.73%	(738)
Herbalife Nutrition Ltd.*	734	0.49%	(741)
PepsiCo, Inc.	376	0.78%	(778)
Colgate-Palmolive Co.	508	0.57%	(843)
Cinemark Holdings, Inc.	655	0.37%	(845)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Tyson Foods, Inc. — Class A	613	0.78%	$(962)
Sysco Corp.	503	0.56%	(1,026)
Exelon Corp.	879	0.66%	(1,116)
AMERCO	102	0.61%	(1,301)
Heartland Express, Inc.	1,987	0.57%	(1,311)
Zimmer Biomet Holdings, Inc.	486	0.90%	(1,332)
JM Smucker Co.	200	0.36%	(1,584)
Apartment Investment & Management Co. — Class A	1,577	1.25%	(1,593)
Pinnacle West Capital Corp.	743	1.10%	(1,709)
B&G Foods, Inc.	801	0.26%	(1,738)
JetBlue Airways Corp.*	3,092	0.90%	(1,855)
Lions Gate Entertainment Corp. — Class A	1,620	0.31%	(1,863)
Medical Properties Trust, Inc.	3,682	1.01%	(2,136)
Vector Group Ltd.	3,312	0.51%	(2,153)
ATN International, Inc.	501	0.46%	(2,300)
Equity Commonwealth	2,450	1.26%	(2,622)
Pilgrim’s Pride Corp.*	1,847	0.74%	(3,029)
Kroger Co.	1,463	0.50%	(4,316)
Total Custom Basket of Long Securities			$143,445

CUSTOM BASKET OF SHORT SECURITIES[16]
Realty Income Corp.	(977)	(1.34%)	$3,185
Alexandria Real Estate Equities, Inc.	(283)	(0.79%)	2,813
Crown Castle International Corp.	(470)	(1.22%)	2,608
International Flavors & Fragrances, Inc.	(326)	(0.94%)	2,301
Agree Realty Corp.	(834)	(1.06%)	1,993
Paychex, Inc.	(402)	(0.66%)	1,913
Brandywine Realty Trust	(1,658)	(0.47%)	1,708
Hudson Pacific Properties, Inc.	(1,540)	(1.02%)	1,586
STORE Capital Corp.	(1,269)	(0.84%)	1,510
WP Carey, Inc.	(323)	(0.52%)	1,198
Advanced Micro Devices, Inc.*	(587)	(0.35%)	1,196
Empire State Realty Trust, Inc. — Class A	(2,651)	(0.78%)	1,166
Rollins, Inc.	(662)	(0.47%)	1,106
Douglas Emmett, Inc.	(943)	(0.74%)	981
SPS Commerce, Inc.*	(191)	(0.39%)	947
New York Community Bancorp, Inc.	(2,366)	(0.47%)	946
UDR, Inc.	(819)	(0.73%)	942
Compass Minerals International, Inc.	(525)	(0.57%)	887
CyrusOne, Inc.	(386)	(0.44%)	857
RLI Corp.	(522)	(0.89%)	851
MarketAxess Holdings, Inc.	(60)	(0.38%)	754
American Tower Corp. — Class A	(165)	(0.67%)	746

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Sherwin-Williams Co.	(55)	(0.50%)	$692
Extra Space Storage, Inc.	(212)	(0.45%)	638
CVB Financial Corp.	(1,707)	(0.71%)	580
Healthcare Realty Trust, Inc.	(528)	(0.33%)	528
Nutanix, Inc. — Class A*	(279)	(0.14%)	527
BOK Financial Corp.	(467)	(0.70%)	495
American Homes 4 Rent — Class A	(1,198)	(0.58%)	491
CubeSmart	(759)	(0.50%)	478
Tyler Technologies, Inc.*	(134)	(0.57%)	466
Equity Residential	(242)	(0.36%)	455
Essex Property Trust, Inc.	(64)	(0.37%)	454
Equity LifeStyle Properties, Inc.	(380)	(0.91%)	429
Texas Roadhouse, Inc. — Class A	(635)	(0.68%)	419
NewMarket Corp.	(100)	(0.80%)	411
Marriott Vacations Worldwide Corp.	(286)	(0.55%)	406
Blackstone Mortgage Trust, Inc. — Class A	(713)	(0.50%)	364
Camden Property Trust	(391)	(0.81%)	352
Everest Re Group Ltd.	(182)	(0.89%)	340
Snap, Inc. — Class A*	(693)	(0.20%)	333
Roku, Inc.*	(111)	(0.20%)	309
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Wyndham Hotels & Resorts, Inc.	(780)	(0.86%)	304
American Campus Communities, Inc.	(359)	(0.33%)	284
Sun Communities, Inc.	(636)	(1.62%)	280
Dunkin’ Brands Group, Inc.	(332)	(0.52%)	262
Welltower, Inc.	(444)	(0.72%)	258
Woodward, Inc.	(292)	(0.66%)	257
Federal Realty Investment Trust	(121)	(0.31%)	249
Invitation Homes, Inc.	(1,166)	(0.62%)	245
New Relic, Inc.*	(117)	(0.20%)	186
Axis Capital Holdings Ltd.	(300)	(0.35%)	105
Alarm.com Holdings, Inc.*	(175)	(0.19%)	60
First Republic Bank	(262)	(0.51%)	50
PayPal Holdings, Inc.*	(323)	(0.73%)	45
Capitol Federal Financial, Inc.	(3,714)	(1.01%)	37
Sensient Technologies Corp.	(257)	(0.37%)	36
Autodesk, Inc.*	(240)	(0.78%)	30
PPG Industries, Inc.	(188)	(0.44%)	26
Old National Bancorp	(3,171)	(1.04%)	—
Linde plc	(110)	(0.44%)	(1)
Equinix, Inc.	(81)	(0.81%)	(4)
New Residential Investment Corp.	(1,351)	(0.41%)	(41)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Chimera Investment Corp.	(1,399)	(0.52%)	$(42)
Arthur J Gallagher & Co.	(303)	(0.53%)	(42)
CME Group, Inc. — Class A	(53)	(0.20%)	(46)
CoreSite Realty Corp.	(136)	(0.31%)	(49)
Signature Bank	(162)	(0.39%)	(84)
American Water Works Company, Inc.	(165)	(0.38%)	(102)
Mastercard, Inc. — Class A	(39)	(0.20%)	(117)
NIKE, Inc. — Class B	(189)	(0.31%)	(130)
Intuit, Inc.	(40)	(0.21%)	(139)
Visa, Inc. — Class A	(60)	(0.21%)	(149)
Etsy, Inc.*	(170)	(0.21%)	(159)
PROS Holdings, Inc.*	(166)	(0.21%)	(178)
Columbia Financial, Inc.*	(1,065)	(0.32%)	(181)
Intuitive Surgical, Inc.*	(20)	(0.21%)	(184)
AGNC Investment Corp.	(1,535)	(0.51%)	(184)
Align Technology, Inc.*	(38)	(0.21%)	(185)
BankUnited, Inc.	(823)	(0.55%)	(198)
Associated Banc-Corp.	(983)	(0.41%)	(206)
Intercontinental Exchange, Inc.	(208)	(0.35%)	(208)
Glacier Bancorp, Inc.	(573)	(0.46%)	(218)
Fair Isaac Corp.*	(54)	(0.34%)	(222)
MFA Financial, Inc.	(2,915)	(0.42%)	(233)
First Industrial Realty Trust, Inc.	(794)	(0.58%)	(238)
Marsh & McLennan Companies, Inc.	(192)	(0.38%)	(244)
Planet Fitness, Inc. — Class A*	(147)	(0.21%)	(270)
Appfolio, Inc. — Class A*	(110)	(0.22%)	(276)
ABIOMED, Inc.*	(41)	(0.21%)	(320)
Qualys, Inc.*	(122)	(0.21%)	(323)
ANSYS, Inc.*	(52)	(0.21%)	(334)
DocuSign, Inc.*	(404)	(0.40%)	(348)
Amazon.com, Inc.*	(12)	(0.45%)	(359)
Annaly Capital Management, Inc.	(2,835)	(0.51%)	(369)
MSCI, Inc. — Class A	(45)	(0.21%)	(391)
CoStar Group, Inc.*	(44)	(0.48%)	(408)
RPM International, Inc.	(375)	(0.45%)	(439)
Pegasystems, Inc.	(802)	(1.13%)	(441)
Five9, Inc.*	(211)	(0.21%)	(457)
FireEye, Inc.*	(1,212)	(0.36%)	(461)
NextEra Energy, Inc.	(168)	(0.68%)	(486)
HealthEquity, Inc.*	(166)	(0.22%)	(523)
SBA Communications Corp.*	(334)	(1.49%)	(524)
Two Harbors Investment Corp.	(2,020)	(0.51%)	(545)
salesforce.com, Inc.*	(349)	(1.05%)	(551)

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

CNO Financial Group, Inc.	(1,062)	(0.35%)	$(552)
LiveRamp Holdings, Inc.*	(223)	(0.21%)	(553)
Microchip Technology, Inc.	(415)	(0.71%)	(564)
Palo Alto Networks, Inc.*	(192)	(0.78%)	(570)
Guardant Health, Inc.*	(126)	(0.22%)	(578)
Atmos Energy Corp.	(203)	(0.42%)	(597)
McDonald’s Corp.	(139)	(0.57%)	(612)
Redwood Trust, Inc.	(1,578)	(0.52%)	(631)
Avery Dennison Corp.	(189)	(0.43%)	(644)
Pacific Premier Bancorp, Inc.	(789)	(0.48%)	(686)
Cintas Corp.	(142)	(0.67%)	(711)
PTC, Inc.*	(509)	(0.91%)	(733)
Concho Resources, Inc.	(314)	(0.64%)	(735)
EastGroup Properties, Inc.	(520)	(1.20%)	(780)
IAA, Inc.*	(588)	(0.45%)	(839)
Liberty Property Trust	(1,564)	(1.55%)	(891)
Vulcan Materials Co.	(142)	(0.39%)	(900)
Pool Corp.	(175)	(0.66%)	(905)
Core Laboratories N.V.	(563)	(0.58%)	(935)
AptarGroup, Inc.	(560)	(1.38%)	(986)
Martin Marietta Materials, Inc.	(110)	(0.50%)	(1,009)
People’s United Financial, Inc.	(1,971)	(0.66%)	(1,104)
Monolithic Power Systems, Inc.	(243)	(0.65%)	(1,120)
Kaiser Aluminum Corp.	(212)	(0.41%)	(1,151)
WesBanco, Inc.	(420)	(0.32%)	(1,226)
Washington Federal, Inc.	(624)	(0.43%)	(1,242)
Reliance Steel & Aluminum Co.	(227)	(0.43%)	(1,253)
Costco Wholesale Corp.	(177)	(0.93%)	(1,266)
Fortive Corp.	(543)	(0.88%)	(1,281)
National Oilwell Varco, Inc.	(1,416)	(0.62%)	(1,317)
KAR Auction Services, Inc.	(588)	(0.29%)	(1,331)
Balchem Corp.	(404)	(0.80%)	(1,341)
Wingstop, Inc.	(229)	(0.43%)	(1,347)
WR Grace & Co.	(949)	(1.43%)	(1,490)
First Financial Bankshares, Inc.	(1,216)	(0.74%)	(1,532)
Air Products & Chemicals, Inc.	(210)	(0.94%)	(1,537)
Materion Corp.	(618)	(0.83%)	(1,619)
Adobe, Inc.*	(88)	(0.51%)	(1,642)
Southern Copper Corp.	(1,099)	(0.85%)	(1,802)
Allegheny Technologies, Inc.*	(1,614)	(0.81%)	(1,824)
Rexford Industrial Realty, Inc.	(2,080)	(1.67%)	(1,830)
Ball Corp.	(539)	(0.75%)	(1,913)
Valley National Bancorp	(5,643)	(1.21%)	(1,975)
Scotts Miracle-Gro Co. — Class A	(400)	(0.78%)	(2,196)
Guidewire Software, Inc.*	(577)	(1.16%)	(2,272)
Terreno Realty Corp.	(1,164)	(1.13%)	(2,293)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Bright Horizons Family Solutions, Inc.*	(208)	(0.62%)	$(2,608)
TransDigm Group, Inc.*	(158)	(1.52%)	(2,631)
Diamondback Energy, Inc.	(287)	(0.62%)	(2,643)
Proofpoint, Inc.*	(240)	(0.57%)	(2,645)
South Jersey Industries, Inc.	(1,463)	(0.98%)	(2,750)
TransUnion	(878)	(1.28%)	(3,020)
IHS Markit Ltd.*	(1,074)	(1.36%)	(4,382)
Howard Hughes Corp.*	(235)	(0.58%)	(4,935)
Schlumberger Ltd.	(1,650)	(1.30%)	(5,033)
Commercial Metals Co.	(2,404)	(0.85%)	(7,284)
Total Custom Basket of Short Securities			$(59,780)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at June 30, 2019.
[2]	Affiliated issuer.
[3]	All or a portion of this security is on loan at June 30, 2019 — See Note 7.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as custom basket swap collateral at June 30, 2019.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of June 30, 2019.
[10]

Total Return based on the return of the custom Morgan Stanley Equity Market Neutral (“MNRE”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.

[11]	Total Return based on the return of the custom Morgan Stanley Long/Short Equity (“SMQLS”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[12]	Total Return based on the return of the custom Morgan Stanley SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[13]	Total Return based on the return of the custom Morgan Stanley MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[14]	Total Return based on the return of the custom Goldman Sachs SMQLS long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[15]	Total Return based on the return of the custom Goldman Sachs MNRE long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[16]	Total Return based on the return of the custom Goldman Sachs SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[17]	Total Return based on the return of the custom Goldman Sachs MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

LP — Limited Partnership
MLP — Master Limited Partnership
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,221,136	$—	$—	$11,221,136
Master Limited Partnerships	326,183	—	—	326,183
Rights	1	—	—	1
Mutual Funds	15,965,435	—	—	15,965,435
Closed-End Funds	3,502,541	—	—	3,502,541
U.S. Treasury Bills	—	6,261,650	—	6,261,650
Repurchase Agreements	—	447,522	—	447,522
Securities Lending Collateral	60,689	—	—	60,689
Commodity Futures Contracts**	315,037	—	—	315,037
Interest Rate Futures Contracts**	47,483	16,262	—	63,745
Equity Futures Contracts**	57,165	3,918	—	61,083
Currency Futures Contracts**	42,685	—	—	42,685
Custom Basket Swap Agreements**	—	1,270,191	—	1,270,191
Total Assets	$31,538,355	$7,999,543	$—	$39,537,898

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$4,910,371	$—	$—	$4,910,371
Exchange-Traded Funds Sold Short	3,574,208	—	—	3,574,208
Commodity Futures Contracts**	350,145	—	—	350,145
Currency Futures Contracts**	123,660	—	—	123,660
Equity Futures Contracts**	42,365	—	—	42,365
Interest Rate Futures Contracts**	422	123	—	545
Custom Basket Swap Agreements**	—	200,946	—	200,946
Total Liabilities	$9,001,171	$201,069	$—	$9,202,240

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,927,786	$1,656,419	$(500,000)	$(3,223)	$1,416	$12,082,398	486,801	$157,772
Guggenheim Strategy Fund III	3,779,292	53,113	—	—	(16)	3,832,389	154,594	53,631
Guggenheim Ultra Short Duration Fund — Institutional Class	49,993	655	—	—	—	50,648	5,085	660
	$14,757,071	$1,710,187	$(500,000)	$(3,223)	$1,400	$15,965,435		$212,063

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MULTI-HEDGE STRATEGIES FUND

June 30, 2019

Assets:
Investments in unaffiliated issuers, at value - including $59,046 of securities loaned (cost $21,182,360)	$21,372,200
Investments in affiliated issuers, at value (cost $16,045,305)	15,965,435
Repurchase agreements, at value (cost $447,522)	447,522
Cash	8,512,191
Segregated cash with broker	25,345
Unrealized appreciation on OTC swap agreements	1,270,191
Receivables:
Fund shares sold	72,278
Securities sold	57,551
Dividends	45,327
Securities lending income	512
Interest	86
Other assets	10,786
Total assets	47,779,424

Liabilities:
Securities sold short, at value (proceeds $8,635,473)	8,484,579
Due to custodian	20,080
Unrealized depreciation on OTC swap agreements	200,946
Payable for:
Securities purchased	198,917
Return of securities lending collateral	60,689
Fund shares redeemed	54,780
Variation margin on futures contracts	35,770
Management fees	34,002
Swap settlement	6,923
Distribution and service fees	3,701
Miscellaneous	8,614
Total liabilities	9,109,001
Commitments and contingent liabilities (Note 12)	—
Net assets	$38,670,423

Net assets consist of:
Paid in capital	$44,066,310
Total distributable earnings (loss)	(5,395,887)
Net assets	$38,670,423

A-Class:
Net assets	$3,878,699
Capital shares outstanding	157,386
Net asset value per share	$24.64
Maximum offering price per share (Net asset value divided by 95.25%)	$25.87

C-Class:
Net assets	$1,786,419
Capital shares outstanding	80,308
Net asset value per share	$22.24

P-Class:
Net assets	$7,827,002
Capital shares outstanding	316,872
Net asset value per share	$24.70

Institutional Class:
Net assets	$25,178,303
Capital shares outstanding	1,002,110
Net asset value per share	$25.13

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MULTI-HEDGE STRATEGIES FUND

Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,784)	$145,862
Dividends from securities of affiliated issuers	212,063
Interest	164,603
Income from securities lending, net	3,033
Total investment income	525,561

Expenses:
Management fees	217,249
Distribution and service fees:
A-Class	4,497
C-Class	12,079
P-Class	9,578
Short sales dividend expense	102,478
Miscellaneous	3,829
Total expenses	349,710
Less:
Expenses waived by Adviser	(4,011)
Net expenses	345,699
Net investment income	179,862

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$108,344
Investments in affiliated issuers	(3,223)
Swap agreements	(533,183)
Futures contracts	534,298
Foreign currency transactions	(1,017)
Securities sold short	238,619
Net realized gain	343,838
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	858,423
Investments in affiliated issuers	1,400
Securities sold short	(846,079)
Swap agreements	1,078,220
Futures contracts	(152,925)
Foreign currency translations	62
Net change in unrealized appreciation (depreciation)	939,101
Net realized and unrealized gain	1,282,939
Net increase in net assets resulting from operations	$1,462,801

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$179,862	$240,383
Net realized gain (loss) on investments	343,838	(474,871)
Net change in unrealized appreciation (depreciation) on investments	939,101	(3,670,285)
Net increase (decrease) in net assets resulting from operations	1,462,801	(3,904,773)

Distributions to shareholders:
A-Class	—	(6,113)
P-Class	—	(14,057)
Institutional Class	—	(141,033)
Total distributions to shareholders	—	(161,203)

Capital share transactions:
Proceeds from sale of shares
A-Class	851,409	3,228,413
C-Class	4,357	235,975
P-Class	730,855	24,435,895
Institutional Class	4,756,374	18,325,291
Distributions reinvested
A-Class	—	5,261
P-Class	—	13,921
Institutional Class	—	140,252
Cost of shares redeemed
A-Class	(744,715)	(11,193,921)
C-Class	(963,516)	(4,830,327)
P-Class	(1,099,597)	(28,713,079)
Institutional Class	(4,037,479)	(19,054,611)
Net decrease from capital share transactions	(502,312)	(17,406,930)
Net increase (decrease) in net assets	960,489	(21,472,906)

Net assets:
Beginning of period	37,709,934	59,182,840
End of period	$38,670,423	$37,709,934

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital share activity:
Shares sold
A-Class	34,899	133,075
C-Class	198	10,070
P-Class	29,750	954,364
Institutional Class	189,592	742,330
Shares issued from reinvestment of distributions
A-Class	—	222
P-Class	—	585
Institutional Class	—	5,805
Shares redeemed
A-Class	(30,423)	(468,213)
C-Class	(43,709)	(220,747)
P-Class	(45,287)	(1,186,738)
Institutional Class	(163,406)	(770,664)
Net decrease in shares	(28,386)	(799,911)

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$23.69	$24.91	$24.08	$24.22	$23.94	$23.03
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.08	(.13)	(.24)	(.23)	(.26)
Net gain (loss) on investments (realized and unrealized)	.85	(1.26)	.96	.14	.51	1.36
Total from investment operations	.95	(1.18)	.83	(.10)	.28	1.10
Less distributions from:
Net investment income	—	(.04)	—	(.04)	—	(.19)
Total distributions	—	(.04)	—	(.04)	—	(.19)
Net asset value, end of period	$24.64	$23.69	$24.91	$24.08	$24.22	$23.94

Total Return[c]	4.01%	(4.78%)	3.49%	(0.43%)	1.21%	4.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,879	$3,622	$12,154	$12,407	$15,620	$11,620
Ratios to average net assets:
Net investment income (loss)	0.86%	0.32%	(0.53%)	(1.00%)	(0.96%)	(1.13%)
Total expenses[d]	2.00%	1.75%	2.18%	2.54%	2.72%	2.86%
Net expenses[e,f]	1.98%	1.73%	2.14%	2.49%	2.65%	2.81%
Portfolio turnover rate	65%	212%	172%	123%	163%	304%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$21.46	$22.68	$22.08	$22.38	$22.29	$21.62
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.09)	(.29)	(.39)	(.39)	(.40)
Net gain (loss) on investments (realized and unrealized)	.77	(1.13)	.89	.13	.48	1.26
Total from investment operations	.78	(1.22)	.60	(.26)	.09	.86
Less distributions from:
Net investment income	—	—	—	(.04)	—	(.19)
Total distributions	—	—	—	(.04)	—	(.19)
Net asset value, end of period	$22.24	$21.46	$22.68	$22.08	$22.38	$22.29

Total Return[c]	3.63%	(5.38%)	2.72%	(1.18%)	0.45%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,786	$2,657	$7,586	$8,595	$9,342	$9,627
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.42%)	(1.30%)	(1.76%)	(1.73%)	(1.84%)
Total expenses[d]	2.73%	2.53%	2.94%	3.30%	3.47%	3.62%
Net expenses[e,f]	2.71%	2.51%	2.90%	3.25%	3.40%	3.57%
Portfolio turnover rate	65%	212%	172%	123%	163%	304%

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$23.74	$24.93	$24.10	$24.24	$23.96	$23.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.08	(.14)	(.24)	(.23)	(.25)
Net gain (loss) on investments (realized and unrealized)	.86	(1.23)	.97	.14	.51	1.36
Total from investment operations	.96	(1.15)	.83	(.10)	.28	1.11
Less distributions from:
Net investment income	—	(.04)	—	(.04)	—	(.19)
Total distributions	—	(.04)	—	(.04)	—	(.19)
Net asset value, end of period	$24.70	$23.74	$24.93	$24.10	$24.24	$23.96

Total Return	4.04%	(4.61%)	3.49%	(0.47%)	1.21%	4.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,827	$7,892	$14,066	$30,801	$49,539	$36,411
Ratios to average net assets:
Net investment income (loss)	0.86%	0.34%	(0.56%)	(1.00%)	(0.95%)	(1.09%)
Total expenses[d]	1.99%	1.77%	2.20%	2.52%	2.72%	2.87%
Net expenses[e,f]	1.97%	1.75%	2.16%	2.47%	2.65%	2.82%
Portfolio turnover rate	65%	212%	172%	123%	163%	304%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$24.12	$25.42	$24.50	$24.58	$24.24	$23.26
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.17	(.07)	(.18)	(.18)	(.18)
Net gain (loss) on investments (realized and unrealized)	.87	(1.33)	.99	.14	.52	1.35
Total from investment operations	1.01	(1.16)	.92	(.04)	.34	1.17
Less distributions from:
Net investment income	—	(.14)	—	(.04)	—	(.19)
Total distributions	—	(.14)	—	(.04)	—	(.19)
Net asset value, end of period	$25.13	$24.12	$25.42	$24.50	$24.58	$24.24

Total Return	4.19%	(4.56%)	3.76%	(0.18%)	1.44%	4.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,178	$23,539	$25,376	$50,395	$49,742	$42,204
Ratios to average net assets:
Net investment income (loss)	1.11%	0.68%	(0.30%)	(0.74%)	(0.71%)	(0.79%)
Total expenses[d]	1.75%	1.58%	1.92%	2.30%	2.47%	2.67%
Net expenses[e,f]	1.73%	1.56%	1.88%	2.25%	2.40%	2.62%
Portfolio turnover rate	65%	212%	172%	123%	163%	304%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Excluding interest and dividend expense related to short sales, the net expense ratios for the periods presented would be:

	06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
A-Class	1.42%	1.41%	1.42%	1.43%	1.44%	1.42%
C-Class	2.17%	2.16%	2.17%	2.18%	2.19%	2.17%
P-Class	1.42%	1.41%	1.42%	1.43%	1.45%	1.42%
Institutional Class	1.17%	1.16%	1.17%	1.18%	1.19%	1.17%

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2019

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	16.5%
Guggenheim Strategy Fund II	16.4%
Total	32.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended June 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	11.30%	(13.94%)	(14.76%)	(7.27%)
A-Class Shares with sales charge‡	6.01%	(18.02%)	(15.58%)	(7.72%)
C-Class Shares	10.87%	(14.57%)	(15.39%)	(7.95%)
C-Class Shares with CDSC§	9.87%	(15.15%)	(15.39%)	(7.95%)
H-Class Shares	11.27%	(13.96%)	(14.76%)	(7.27%)
S&P Goldman Sachs Commodity Index	13.34%	(11.49%)	(13.33%)	(5.19%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 32.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	82,716	$823,850
Guggenheim Strategy Fund II1	33,051	820,321
Total Mutual Funds
(Cost $1,642,728)		1,644,171

	Face Amount

U.S. TREASURY BILLS†† - 6.5%
U.S. Treasury Bills
2.11% due 07/16/19[2,3]	$327,000	326,721
Total U.S. Treasury Bills
(Cost $326,701)		326,721

REPURCHASE AGREEMENTS††,4 - 62.6%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	2,094,750	2,094,750
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	520,372	520,372
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	520,372	520,372
Total Repurchase Agreements
(Cost $3,135,494)		3,135,494

Total Investments - 102.0%
(Cost $5,104,923)		$5,106,386
Other Assets & Liabilities, net - (2.0)%		(100,799)
Total Net Assets - 100.0%		$5,005,587

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	48	Jul 2019	$5,078,100	$222,455

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,644,171	$—	$—	$1,644,171
U.S. Treasury Bills	—	326,721	—	326,721
Repurchase Agreements	—	3,135,494	—	3,135,494
Commodity Futures Contracts**	222,455	—	—	222,455
Total Assets	$1,866,626	$3,462,215	$—	$5,328,841

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$820,321	$—	$—	$—	$—	$820,321	33,051	$11,729
Guggenheim Ultra Short Duration Fund — Institutional Class	823,850	—	—	—	—	823,850	82,716	10,818
	$1,644,171	$—	$—	$—	$—	$1,644,171		$22,547

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
COMMODITIES STRATEGY FUND

June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $326,701)	$326,721
Investments in affiliated issuers, at value (cost $1,642,728)	1,644,171
Repurchase agreements, at value (cost $3,135,494)	3,135,494
Receivables:
Dividends	3,804
Interest	654
Fund shares sold	13
Total assets	5,110,857

Liabilities:
Payable for:
Variation margin on futures contracts	84,300
Management fees	2,780
Distribution and service fees	1,034
Transfer agent and administrative fees	979
Fund shares redeemed	450
Portfolio accounting fees	392
Trustees’ fees*	135
Miscellaneous	15,200
Total liabilities	105,270
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,005,587

Net assets consist of:
Paid in capital	$6,655,924
Total distributable earnings (loss)	(1,650,337)
Net assets	$5,005,587

A-Class:
Net assets	$806,460
Capital shares outstanding	13,602
Net asset value per share	$59.29
Maximum offering price per share (Net asset value divided by 95.25%)	$62.25

C-Class:
Net assets	$94,096
Capital shares outstanding	1,860
Net asset value per share	$50.59

H-Class:
Net assets	$4,105,031
Capital shares outstanding	69,199
Net asset value per share	$59.32

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
COMMODITIES STRATEGY FUND

Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$22,547
Interest	87,556
Total investment income	110,103

Expenses:
Management fees	38,394
Distribution and service fees:
A-Class	1,070
C-Class	568
H-Class	9,881
Transfer agent and administrative fees	11,093
Professional fees	5,627
Registration fees	5,481
Legal fees	4,816
Portfolio accounting fees	4,437
Trustees’ fees*	1,118
Custodian fees	927
Miscellaneous	2,684
Total expenses	86,096
Less:
Expenses waived by Adviser	(6,138)
Net expenses	79,958
Net investment income	30,145

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$25
Futures contracts	786,320
Net realized gain	786,345
Net change in unrealized appreciation (depreciation) on:
Investments	7
Futures contracts	485,643
Net change in unrealized appreciation (depreciation)	485,650
Net realized and unrealized gain	1,271,995
Net increase in net assets resulting from operations	$1,302,140

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,145	$50,180
Net realized gain (loss) on investments	786,345	(1,376,221)
Net change in unrealized appreciation (depreciation) on investments	485,650	(648,212)
Net increase (decrease) in net assets resulting from operations	1,302,140	(1,974,253)

Distributions to shareholders:
A-Class	—	(310,353)
C-Class	—	(41,489)
H-Class	—	(395,472)
Total distributions to shareholders	—	(747,314)

Capital share transactions:
Proceeds from sale of shares
A-Class	640,830	3,969,676
C-Class	32,051	1,484,748
H-Class	18,287,533	214,509,567
Distributions reinvested
A-Class	—	298,702
C-Class	—	41,153
H-Class	—	374,292
Cost of shares redeemed
A-Class	(756,823)	(3,729,034)
C-Class	(59,878)	(1,697,785)
H-Class	(24,123,187)	(210,000,585)
Net increase (decrease) from capital share transactions	(5,979,474)	5,250,734
Net increase (decrease) in net assets	(4,677,334)	2,529,167

Net assets:
Beginning of period	9,682,921	7,153,754
End of period	$5,005,587	$9,682,921

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Capital share activity:
Shares sold
A-Class	10,672	42,997
C-Class	631	17,606
H-Class	314,964	2,371,284
Shares issued from reinvestment of distributions
A-Class	—	5,089
C-Class	—	818
H-Class	—	6,373
Shares redeemed
A-Class	(12,643)	(41,787)
C-Class	(1,171)	(20,184)
H-Class	(409,770)	(2,281,554)
Net increase (decrease) in shares	(97,317)	100,642

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]	Year Ended Dec. 31, 2015[f]	Year Ended Dec. 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$53.27	$88.34	$85.75	$77.58	$118.46	$179.18
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.39	(.22)	(.09)	(1.32)	(1.80)
Net gain (loss) on investments (realized and unrealized)	5.81	(11.90)	4.13	8.26	(39.56)	(58.92)
Total from investment operations	6.02	(11.51)	3.91	8.17	(40.88)	(60.72)
Less distributions from:
Net investment income	—	(23.56)	(1.32)	—	—	—
Total distributions	—	(23.56)	(1.32)	—	—	—
Net asset value, end of period	$59.29	$53.27	$88.34	$85.75	$77.58	$118.46

Total Return[c]	11.30%	(15.47%)	4.68%	10.59%	(34.55%)	(33.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$806	$830	$819	$875	$621	$3,419
Ratios to average net assets:
Net investment income (loss)	0.70%	0.44%	(0.28%)	(1.02%)	(1.26%)	(1.03%)
Total expenses[d]	1.90%	1.81%	1.73%	1.77%	1.75%	1.64%
Net expenses[e]	1.75%	1.68%	1.63%	1.65%	1.62%	1.56%
Portfolio turnover rate	—	65%	25%	208%	486%	238%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]	Year Ended Dec. 31, 2015[f]	Year Ended Dec. 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$45.63	$79.89	$78.32	$71.38	$109.79	$167.19
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.41)	(.70)	(.11)	(1.92)	(2.76)
Net gain (loss) on investments (realized and unrealized)	4.97	(10.29)	3.59	7.05	(36.49)	(54.64)
Total from investment operations	4.96	(10.70)	2.89	6.94	(38.41)	(57.40)
Less distributions from:
Net investment income	—	(23.56)	(1.32)	—	—	—
Total distributions	—	(23.56)	(1.32)	—	—	—
Net asset value, end of period	$50.59	$45.63	$79.89	$78.32	$71.38	$109.79

Total Return[c]	10.87%	(16.11%)	3.80%	9.66%	(34.97%)	(34.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94	$110	$332	$482	$502	$1,135
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.49%)	(0.94%)	(1.48%)	(1.95%)	(1.77%)
Total expenses[d]	2.65%	2.55%	2.48%	2.51%	2.49%	2.39%
Net expenses[e]	2.51%	2.42%	2.36%	2.38%	2.35%	2.32%
Portfolio turnover rate	—	65%	25%	208%	486%	238%

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[f]	Year Ended Dec. 31, 2015[f]	Year Ended Dec. 31, 2014[f]
Per Share Data
Net asset value, beginning of period	$53.31	$88.39	$85.82	$77.69	$118.68	$179.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.25	(.25)	(.07)	(1.32)	(1.80)
Net gain (loss) on investments (realized and unrealized)	5.81	(11.77)	4.14	8.20	(39.67)	(58.93)
Total from investment operations	6.01	(11.52)	3.89	8.13	(40.99)	(60.73)
Less distributions from:
Net investment income	—	(23.56)	(1.32)	—	—	—
Total distributions	—	(23.56)	(1.32)	—	—	—
Net asset value, end of period	$59.32	$53.31	$88.39	$85.82	$77.69	$118.68

Total Return	11.27%	(15.50%)	4.65%	10.52%	(34.58%)	(33.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,105	$8,744	$6,002	$7,386	$8,555	$8,160
Ratios to average net assets:
Net investment income (loss)	0.69%	0.27%	(0.31%)	(0.87%)	(1.33%)	(1.05%)
Total expenses[d]	1.93%	1.81%	1.74%	1.74%	1.75%	1.65%
Net expenses[e]	1.80%	1.68%	1.65%	1.62%	1.63%	1.57%
Portfolio turnover rate	—	65%	25%	208%	486%	238%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:12 reverse share split effective October 28, 2016.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2019, the Trust consisted of fifty-two funds.

This report covers the following Funds:

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Non-diversified
Commodities Strategy Fund	Non-diversified

At June 30, 2019, A-Class, C-Class, H-Class, P-Class and Institutional Class shares have been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

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Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2019	% of Net Assets of the Fund at June 30, 2019
Multi-Hedge Strategies Fund	09/18/09	$650,226	1.7%
Commodities Strategy Fund	09/08/09	865,398	17.3%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures

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contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) index swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an

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operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at June 30, 2019.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum

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exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

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Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Duration, Hedge, Index Exposure, Leverage, Liquidity, Speculation	$26,382,436	$27,175,935
Commodities Strategy Fund	Index Exposure, Liquidity	6,389,025	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-

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cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index Exposure, Leverage, Liquidity, Speculation	$29,406,704	$26,350,441

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2019
Multi-Hedge Strategies Fund	$61,083	$1,270,191	$42,685	$63,745	$315,037	$1,752,741
Commodities Strategy Fund	—	—	—	—	222,455	222,455

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2019
Multi-Hedge Strategies Fund	$42,365	$200,946	$123,660	$545	$350,145	$717,661

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedules of Investments. Variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the period ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the period ended June 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$(352,759)	$(533,183)	$88,069	$752,442	$46,546	$1,115
Commodities Strategy Fund	—	—	—	—	786,320	786,320

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$(58,814)	$1,078,220	$6,190	$75,363	$(175,664)	$925,295
Commodities Strategy Fund	—	—	—	—	485,643	485,643

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty

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that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$1,270,191	$—	$1,270,191	$(200,946)	$—	$1,069,245

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					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$200,946	$—	$200,946	$(200,946)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures contracts	$25,345	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by the Commodities Strategy Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below:

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.05%
> $2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. For the period ended June 30, 2019, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $3,949 and $5,116, respectively, related to investments in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

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GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares, P-Class Shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended June 30, 2019, GFD retained sales charges of $42,895 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Multi-Hedge Strategies Fund	$62
Commodities Strategy Fund	1,022

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the

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Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Bill
2.53%			0.00%
Due 07/01/19	$255,880,935	$255,934,883	11/29/19	$263,256,600	$260,998,648

Barclays Capital			U.S. Treasury Note
2.40%			1.88%
Due 07/01/19	63,565,201	63,577,914	07/31/22	64,081,100	64,836,536

Bank of America Merrill Lynch			U.S. Treasury Note
2.48%			1.38%
Due 07/01/19	63,565,201	63,578,337	02/29/20	44,993,300	44,982,038
			U.S. Treasury Bond
			2.75%
			08/15/42	18,733,100	19,854,512
				63,726,400	64,836,550

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$59,046	$(59,046)	$—	$60,689	$—	$60,689

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

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Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the Internal Revenue Service that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation
Multi-Hedge Strategies Fund	$29,323,029	$2,681,654	$(1,669,025)	$1,012,629
Commodities Strategy Fund	5,109,125	219,716	—	219,716

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Note 9 – Securities Transactions

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$23,064,217	$23,321,359

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2019, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.50% for the period ended June 30, 2019. The Funds did not have any borrowings outstanding under this agreement at June 30, 2019.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of June 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ consolidated financial statements and related disclosures or impact the Funds’ net assets or results of operations.

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Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for

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certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

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On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), attended an in-person meeting held on May 20, 2019 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the Advisory Agreement dated March 1, 2012, as amended, between the Trust and Security Investors, LLC (the “Advisor”), pursuant to which the Advisor serves as investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”)(the “Advisory Agreement”). Consistent with its practice, the Board considered information pertaining to the renewal of the Advisory Agreement at an in-person meeting held on April 24, 2019 (the “April Meeting” and, together with the May Meeting, the “Meetings”). After

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OTHER INFORMATION (Unaudited)(continued)

careful consideration, the Board unanimously approved, at the May Meeting, the continuance of the Advisory Agreement for an additional one-year term based on the Board’s review of qualitative and quantitative information provided by the Advisor. In the course of its consideration, the Board deemed the materials provided by the Advisor at, and prior to, the Meetings to be instrumental in the Trustees’ deliberations and their process in considering the continuation of the Advisory Agreement. The Board also considered the review it conducted at each Meeting, as augmented by additional teleconference meetings prior to each Meeting, to be integral to its consideration of the continuation of the Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Advisory Agreement. In addition, the Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the continuation of the Advisory Agreement, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). In addition, at the April Meeting, the Board met with representatives of FUSE Research Network (“FUSE”), the independent third-party service provider engaged to prepare the FUSE reports, to review FUSE’s process and methodology for preparing the FUSE reports presented to the Board for its consideration, including in particular, the process for the selection of peer funds. The Independent Trustees carefully evaluated all of the information provided, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts; (d) each Fund’s overall fees and operating expenses compared with those of similar funds, and the existence of or potential for the realization of economies of scale; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources and relationships with third-party service providers, necessary to manage the Funds in a professional manner consistent with the best interests of

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OTHER INFORMATION (Unaudited)(continued)

the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve the continuation of the Advisory Agreement for an additional one-year term based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), enterprise and Fund risk management infrastructure and processes, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity program. The Board reviewed the scope of services provided by the Advisor under the Advisory Agreement and noted that there would be no significant differences between the scope of services provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the continuation of the Advisory Agreement would ensure shareholders of the Funds continue to receive high quality services at a cost that is appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. Part of the Board’s review focused on the information presented in the FUSE reports, which provided comparisons of the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s opinion that it found the peer groups compiled by FUSE to be appropriate, but acknowledged the existence of certain key features of the Funds that differentiate them from their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be taken into consideration. With respect to tradability, in particular, the Board considered that non-tradable peer funds incur lower expense ratios than the tradable Funds because the non-tradable peer funds necessarily experience less shareholder

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OTHER INFORMATION (Unaudited)(continued)

activity and lower transaction volumes than the tradable Funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also considered recent fee trends produced, at least in part, by industry-wide pressure on fees, as well as the Trust’s niche registered investment adviser clientele. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Advisory Agreement for the last calendar year, noting the asset-based breakpoints implemented by the Advisor in June 2018 for the advisory fee rates for each series of the Trust (with the exception of the Trust’s Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (the “Alternative Funds”). In its review, the Board considered the direct revenue and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis, which the Advisor confirmed was unchanged from the previous year. In its evaluation, the Board also considered the effect of the sale of Guggenheim’s ETF business in April 2018 on the Advisor’s and its affiliates’ profitability for the past year. The Board also considered the challenges currently affecting the sale of mutual funds, including the continued fall-out from the Department of Labor’s failed Fiduciary Rule, and alternative investment funds. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the asset-based breakpoints in the fee schedule to the Advisory Agreement, effective June 1, 2018, and discussed certain of the Funds’ potential to benefit from the future realization of economies of scale. The Board noted the absence of breakpoints for the Trust’s Alternative Funds and the factors differentiating the Alternative Funds from the Trust’s other Funds. The Board agreed it would continue to monitor the performance of the Alternative Funds to determine whether breakpoints are warranted. The Board reviewed the terms of the breakpoints for the other Funds and noted that many of the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board also noted that it intends to monitor the asset levels and thresholds at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution

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OTHER INFORMATION (Unaudited)(concluded)

and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements, as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement were reasonable, and that approval of the continuation of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present).

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present).

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present).

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present).	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present).	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present).

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present).	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present).

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present).

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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6.30.2019

Guggenheim Funds Semi-Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RMFSF-SEMI-0619x1219

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	24
OTHER INFORMATION	40
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	45
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	50

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”), is pleased to present the semi-annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the semi-annual period ended June 30, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
July 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2019

The Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2019

U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.9% to growth, the most since mid-2009. However, negative contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.

The second quarter gross domestic product (GDP) release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in the second quarter of 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.

With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.2% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.

After a weak start to the year, core inflation picked up in the second quarter but remained below the U.S. Federal Reserve’s (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.

Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.

Although the U.S. economy is in good shape overall, on July 31, 2019, after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2019

For the six months ended June 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.54%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 14.03%. The return of the MSCI Emerging Markets Index* was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.11% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 9.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.24% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/ BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2018 and ending June 30, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.84%	5.89%	$ 1,000.00	$ 1,058.90	$ 9.39
C-Class	2.60%	5.51%	1,000.00	1,055.10	13.25
P-Class	1.84%	5.88%	1,000.00	1,058.80	9.39
Institutional Class	1.60%	6.03%	1,000.00	1,060.30	8.17

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.84%	5.00%	$ 1,000.00	$ 1,015.67	$ 9.20
C-Class	2.60%	5.00%	1,000.00	1,011.90	12.97
P-Class	1.84%	5.00%	1,000.00	1,015.67	9.20
Institutional Class	1.60%	5.00%	1,000.00	1,016.86	8.00

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period December 31, 2018 to June 30, 2019.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	37.1%
Guggenheim Strategy Fund II	30.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	10.1%
Total	77.3%
“Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2019

Average Annual Returns*

Periods Ended June 30, 2019

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	5.89%	0.32%	(0.24%)	(2.25%)
A-Class Shares with sales charge‡	0.86%	(4.45%)	(1.20%)	(2.72%)
C-Class Shares	5.51%	(0.41%)	(0.98%)	(2.98%)
C-Class Shares with CDSC§	4.51%	(1.41%)	(0.98%)	(2.98%)
P-Class Shares	5.88%	0.27%	(0.21%)	(2.23%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.24%	2.31%	0.87%	0.49%

	6 Month†	1 Year	5 Year	Since Inception (05/03/10)
Institutional Class Shares	6.03%	0.58%	0.01%	(1.68%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.24%	2.31%	0.87%	0.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 77.3%
Guggenheim Strategy Fund III[1]	471,674	$11,692,808
Guggenheim Strategy Fund II1	381,615	9,471,696
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	318,338	3,170,642
Total Mutual Funds
(Cost $24,475,572)		24,335,146

	Face Amount

U.S. TREASURY BILLS†† - 12.0%
U.S. Treasury Bills
2.11% due 07/16/19[2,3]	$3,765,000	3,761,786
Total U.S. Treasury Bills
(Cost $3,761,565)		3,761,786

REPURCHASE AGREEMENTS††,4 - 10.9%
JPMorgan Chase & Co. issued 06/28/19 at 2.53% due 07/01/19	2,287,649	2,287,649
Bank of America Merrill Lynch issued 06/28/19 at 2.48% due 07/01/19	568,291	568,291
Barclays Capital issued 06/28/19 at 2.40% due 07/01/19	568,291	568,291
Total Repurchase Agreements
(Cost $3,424,231)		3,424,231

Total Investments - 100.2%
(Cost $31,661,368)		$31,521,163
Other Assets & Liabilities, net - (0.2)%		(48,323)
Total Net Assets - 100.0%		$31,472,840

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	65	Sep 2019	$8,314,922	$96,168
U.S. Treasury Long Bond Futures Contracts	18	Sep 2019	2,799,000	64,865
Euro - Bund Futures Contracts	30	Sep 2019	5,893,540	55,506
U.S. Treasury 2 Year Note Futures Contracts	50	Sep 2019	10,757,031	53,395
U.S. Treasury Ultra Long Bond Futures Contracts	11	Sep 2019	1,951,469	48,223
Euro - Bobl Futures Contracts	68	Sep 2019	10,397,998	41,355
Australian Government 10 Year Bond Futures Contracts	71	Sep 2019	7,146,861	34,854
U.S. Treasury 5 Year Note Futures Contracts	21	Sep 2019	2,480,625	28,181
Canadian Government 10 Year Bond Futures Contracts	33	Sep 2019	3,603,038	26,292
Euro - Schatz Futures Contracts	98	Sep 2019	12,515,844	21,947
Euro - BTP Italian Government Bond Futures Contracts††	3	Sep 2019	457,200	19,031

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased† (continued)
Euro - 30 year Bond Futures Contracts	1	Sep 2019	$230,664	$9,356
Long Gilt Futures Contracts††	9	Sep 2019	1,489,390	8,612
Euro - OATS Futures Contracts††	18	Sep 2019	3,375,205	4,597
Australian Government 3 Year Bond Futures Contracts	194	Sep 2019	15,655,400	3,335
			$87,068,187	$515,717
Commodity Futures Contracts Purchased†
Gasoline RBOB Futures Contracts	28	Sep 2019	$1,983,441	$225,133
Gold 100 oz. Futures Contracts	14	Aug 2019	1,980,160	61,233
Sugar #11 Futures Contracts	117	Sep 2019	1,649,794	31,294
Brent Crude Futures Contracts	9	Jul 2019	577,800	30,255
Sugar #11 Futures Contracts	28	Feb 2020	423,360	8,065
Cattle Feeder Futures Contracts	2	Aug 2019	136,700	869
LME Zinc Futures Contracts	2	Aug 2019	125,357	(574)
WTI Crude Futures Contracts	2	Jul 2019	116,000	(2,791)
Wheat Futures Contracts	5	Sep 2019	131,500	(3,590)
Cocoa Futures Contracts	14	Sep 2019	340,900	(14,887)
Lean Hogs Futures Contracts	8	Aug 2019	244,320	(16,985)
Corn Futures Contracts	35	Sep 2019	746,375	(28,136)
Natural Gas Futures Contracts	48	Aug 2019	1,098,240	(33,482)
Live Cattle Futures Contracts	97	Oct 2019	4,099,220	(80,219)
			$13,653,167	$176,185
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	13	Sep 2019	$1,913,113	$22,953
Dow Jones Industrial Average Index Mini Futures Contracts	9	Sep 2019	1,196,460	18,591
SPI 200 Index Futures Contracts	19	Sep 2019	2,191,564	11,439
CAC 40 10 Euro Index Futures Contracts	35	Jul 2019	2,200,637	8,899
FTSE MIB Index Futures Contracts††	2	Sep 2019	240,673	7,837
Nikkei 225 (OSE) Index Futures Contracts	4	Sep 2019	789,166	6,878
NASDAQ-100 Index Mini Futures Contracts	3	Sep 2019	461,625	5,930
MSCI EAFE Index Mini Futures Contracts	2	Sep 2019	192,330	4,687
OMX Stockholm 30 Index Futures Contracts	13	Jul 2019	227,245	3,867
Euro STOXX 50 Index Futures Contracts	20	Sep 2019	787,079	1,927
FTSE 100 Index Futures Contracts	4	Sep 2019	374,408	1,036
Hang Seng Index Futures Contracts††	1	Jul 2019	182,349	758
S&P/TSX 60 IX Index Futures Contracts	9	Sep 2019	1,342,229	611
Amsterdam Index Futures Contracts	14	Jul 2019	1,785,032	161
FTSE/JSE TOP 40 Index Futures Contracts††	6	Sep 2019	223,579	(1,948)
MSCI Taiwan Stock Index Futures Contracts	29	Jul 2019	1,119,980	(3,470)
CBOE Volatility Index Futures Contracts	90	Jul 2019	1,437,300	(35,948)
			$16,664,769	$54,208

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	58	Sep 2019	$4,434,970	$52,398
New Zealand Dollar Futures Contracts	6	Sep 2019	403,620	5,072
Mexican Peso Futures Contracts	52	Sep 2019	1,337,960	1,180
British Pound Futures Contracts	10	Sep 2019	796,375	(2,083)
Japanese Yen Futures Contracts	9	Sep 2019	1,049,400	(3,378)
			$8,022,325	$53,189
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	95	Aug 2019	$1,597,900	$21,146
CBOE Volatility Index Futures Contracts	52	Sep 2019	892,320	20,367
Tokyo Stock Price Index Futures Contracts	12	Sep 2019	1,726,927	10,818
HSCEI Index Futures Contracts††	4	Jul 2019	277,553	(421)
IBEX 35 Index Futures Contracts††	1	Jul 2019	104,120	(438)
Nikkei 225 (OSE) Index Futures Contracts	2	Sep 2019	394,583	(2,210)
FTSE 100 Index Futures Contracts	7	Sep 2019	655,214	(3,256)
S&P MidCap 400 Index Mini Futures Contracts	2	Sep 2019	390,560	(6,763)
Russell 2000 Index Mini Futures Contracts	8	Sep 2019	627,040	(13,127)
			$6,666,217	$26,116
Interest Rate Futures Contracts Sold Short†
Euro - Bund Futures Contracts	6	Sep 2019	$1,178,708	$73
Long Gilt Futures Contracts††	12	Sep 2019	1,985,853	(164)
Canadian Government 10 Year Bond Futures Contracts	13	Sep 2019	1,419,379	(549)
Euro - Schatz Futures Contracts	118	Sep 2019	15,070,098	(15,005)
			$19,654,038	$(15,645)
Currency Futures Contracts Sold Short†
British Pound Futures Contracts	44	Sep 2019	$3,504,050	$8,130
Canadian Dollar Futures Contracts	2	Sep 2019	152,930	(2,185)
Euro FX Futures Contracts	19	Sep 2019	2,717,356	(11,128)
Australian Dollar Futures Contracts	57	Sep 2019	4,011,660	(43,207)
Swiss Franc Futures Contracts	68	Sep 2019	8,768,600	(147,977)
			$19,154,596	$(196,367)
Commodity Futures Contracts Sold Short†
Live Cattle Futures Contracts	111	Dec 2019	$4,903,980	$77,543
Natural Gas Futures Contracts	48	Sep 2019	1,112,640	38,458
Natural Gas Futures Contracts	32	Jul 2019	740,160	19,406
Cattle Feeder Futures Contracts	4	Aug 2019	273,400	17,592
Hard Red Winter Wheat Futures Contracts	15	Sep 2019	346,875	10,117
Live Cattle Futures Contracts	21	Aug 2019	875,490	9,262
Soybean Meal Futures Contracts	18	Dec 2019	579,960	7,176
Lean Hogs Futures Contracts	2	Aug 2019	61,080	1,524
Cotton #2 Futures Contracts	7	May 2020	236,145	1,246

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (continued)
Wheat Futures Contracts	1	Sep 2019	$26,300	$247
Sugar #11 Futures Contracts	9	Sep 2019	126,907	(656)
Platinum Futures Contracts	1	Oct 2019	41,960	(950)
Copper Futures Contracts	2	Sep 2019	135,700	(1,006)
Cotton #2 Futures Contracts	18	Dec 2019	594,360	(1,405)
LME Primary Aluminum Futures Contracts	31	Aug 2019	1,389,265	(8,533)
LME Lead Futures Contracts	13	Aug 2019	627,526	(9,234)
Silver Futures Contracts	8	Sep 2019	614,200	(15,399)
Soybean Futures Contracts	25	Nov 2019	1,154,063	(15,900)
Soybean Oil Futures Contracts	50	Dec 2019	864,900	(16,350)
Low Sulphur Gas Oil Futures Contracts	9	Aug 2019	529,875	(20,777)
Coffee ‘C’ Futures Contracts	8	Sep 2019	328,800	(24,325)
NY Harbor ULSD Futures Contracts	6	Jul 2019	486,284	(33,935)
LME Nickel Futures Contracts	8	Aug 2019	608,448	(37,402)
Sugar #11 Futures Contracts	171	Apr 2020	2,604,672	(51,297)
Gasoline RBOB Futures Contracts	20	Jul 2019	1,583,568	(187,153)
			$20,846,558	$(241,751)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$24,335,146	$—	$—	$24,335,146
U.S. Treasury Bills	—	3,761,786	—	3,761,786
Repurchase Agreements	—	3,424,231	—	3,424,231
Interest Rate Futures Contracts**	483,550	32,240	—	515,790
Commodity Futures Contracts**	539,420	—	—	539,420
Equity Futures Contracts**	139,310	8,595	—	147,905
Currency Futures Contracts**	66,780	—	—	66,780
Total Assets	$25,564,206	$7,226,852	$—	$32,791,058

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$15,554	$164	$—	$15,718
Commodity Futures Contracts**	604,986	—	—	604,986
Equity Futures Contracts**	64,774	2,807	—	67,581
Currency Futures Contracts**	209,958	—	—	209,958
Total Liabilities	$895,272	$2,971	$—	$898,243

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$9,936,736	$135,078	$(600,000)	$(4,836)	$4,718
Guggenheim Strategy Fund III	12,978,660	164,946	(1,450,000)	(11,804)	11,006
Guggenheim Ultra Short Duration Fund — Institutional Class	2,630,009	540,654	—	—	(21)
	$25,545,405	$840,678	$(2,050,000)	$(16,640)	$15,703

Security Name	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$9,471,696	381,615	$136,307
Guggenheim Strategy Fund III	11,692,808	471,674	166,720
Guggenheim Ultra Short Duration Fund — Institutional Class	3,170,642	318,338	40,930
	$24,335,146		$343,957

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MANAGED FUTURES STRATEGY FUND

June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $3,761,565)	$3,761,786
Investments in affiliated issuers, at value (cost $24,475,572)	24,335,146
Repurchase agreements, at value (cost $3,424,231)	3,424,231
Cash	133,455
Segregated cash with broker	229,387
Receivables:
Dividends	55,734
Fund shares sold	2,033
Interest	709
Total assets	31,942,481

Liabilities:
Due to custodian	131,034
Payable for:
Variation margin on futures contracts	165,945
Securities purchased	55,734
Fund shares redeemed	36,060
Management fees	21,328
Distribution and service fees	6,229
Transfer agent and administrative fees	6,093
Portfolio accounting fees	2,437
Trustees’ fees*	584
Miscellaneous	44,197
Total liabilities	469,641
Commitments and contingent liabilities (Note 11)	—
Net assets	$31,472,840
Net assets consist of:
Paid in capital	$75,005,115
Total distributable earnings (loss)	(43,532,275)
Net assets	$31,472,840

A-Class:
Net assets	$7,722,080
Capital shares outstanding	413,056
Net asset value per share	$18.69
Maximum offering price per share (Net asset value divided by 95.25%)	$19.62

C-Class:
Net assets	$2,543,731
Capital shares outstanding	150,942
Net asset value per share	$16.85

P-Class:
Net assets	$13,411,042
Capital shares outstanding	715,609
Net asset value per share	$18.74

Institutional Class:
Net assets	$7,795,987
Capital shares outstanding	406,434
Net asset value per share	$19.18

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MANAGED FUTURES STRATEGY FUND

Period Ended June 30, 2019

Investment Income:
Dividends from securities of affiliated issuers	$343,957
Interest	86,022
Total investment income	429,979

Expenses:
Management fees	147,601
Distribution and service fees
A-Class	8,560
C-Class	18,695
P-Class	16,773
Transfer agent and administrative fees	39,445
Registration fees	21,353
Portfolio accounting fees	15,778
Trustees’ fees*	4,734
Custodian fees	4,045
Line of credit fees	17
Miscellaneous	27,638
Total expenses	304,639
Less:
Expenses waived by Adviser	(9,449)
Net expenses	295,190
Net investment income	134,789
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(2)
Investments in affiliated issuers	(16,640)
Futures contracts	1,919,563
Foreign currency transactions	(373)
Net realized gain	1,902,548
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(101)
Investments in affiliated issuers	15,703
Futures contracts	(237,576)
Foreign currency translations	(369)
Net change in unrealized appreciation (depreciation)	(222,343)
Net realized and unrealized gain	1,680,205
Net increase in net assets resulting from operations	$1,814,994

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$134,789	$321,783
Net realized gain (loss) on investments	1,902,548	(3,095,299)
Net change in unrealized appreciation (depreciation) on investments	(222,343)	(671,882)
Net increase (decrease) in net assets resulting from operations	1,814,994	(3,445,398)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,612,307	1,977,062
C-Class	32,290	783,289
P-Class	2,641,761	5,483,492
Institutional Class	726,687	3,932,741
Cost of shares redeemed
A-Class	(1,074,627)	(5,221,658)
C-Class	(2,173,808)	(4,013,024)
P-Class	(3,681,688)	(11,677,824)
Institutional Class	(1,083,432)	(5,780,407)
Net decrease from capital share transactions	(3,000,510)	(14,516,329)
Net decrease in net assets	(1,185,516)	(17,961,727)

Net assets:
Beginning of period	32,658,356	50,620,083
End of period	$31,472,840	$32,658,356

Capital share activity:
Shares sold
A-Class	87,780	104,867
C-Class	1,988	45,531
P-Class	143,655	280,906
Institutional Class	38,870	203,663
Shares redeemed
A-Class	(59,505)	(273,610)
C-Class	(131,937)	(235,418)
P-Class	(200,520)	(622,354)
Institutional Class	(58,734)	(304,463)
Net decrease in shares	(178,403)	(800,878)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$17.65	$19.19	$18.71	$23.21	$24.12	$22.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.15	.04	— [c]	(.14)	.02
Net gain (loss) on investments (realized and unrealized)	.96	(1.69)	1.34	(3.53)	(.15)	2.23
Total from investment operations	1.04	(1.54)	1.38	(3.53)	(.29)	2.25
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$18.69	$17.65	$19.19	$18.71	$23.21	$24.12

Total Return[d]	5.89%	(8.03%)	7.41%	(15.18%)	(1.06%)	10.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,722	$6,793	$10,621	$22,734	$27,828	$27,514
Ratios to average net assets:
Net investment income (loss)	0.88%	0.80%	0.21%	(0.02%)	(0.57%)	0.07%
Total expenses[e]	1.90%	1.84%	1.78%	1.84%	1.77%	1.74%
Net expenses[f]	1.84%	1.79%	1.72%	1.76%	1.69%	1.68%
Portfolio turnover rate	3%	21%	68%	16%	24%	83%

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$15.97	$17.49	$17.26	$21.65	$22.71	$21.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.01	(.10)	(.16)	(.30)	(.15)
Net gain (loss) on investments (realized and unrealized)	.87	(1.53)	1.23	(3.26)	(.14)	2.10
Total from investment operations	.88	(1.52)	1.13	(3.42)	(.44)	1.95
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$16.85	$15.97	$17.49	$17.26	$21.65	$22.71

Total Return[d]	5.51%	(8.69%)	6.64%	(15.81%)	(1.84%)	9.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,544	$4,485	$8,234	$11,245	$21,272	$24,066
Ratios to average net assets:
Net investment income (loss)	0.13%	0.04%	(0.56%)	(0.81%)	(1.32%)	(0.72%)
Total expenses[e]	2.66%	2.59%	2.53%	2.61%	2.52%	2.50%
Net expenses[f]	2.60%	2.53%	2.47%	2.54%	2.44%	2.43%
Portfolio turnover rate	3%	21%	68%	16%	24%	83%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$17.70	$19.23	$18.71	$23.20	$24.11	$22.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.15	.06	(.01)	(.14)	— [c]
Net gain (loss) on investments (realized and unrealized)	.96	(1.68)	1.36	(3.51)	(.15)	2.24
Total from investment operations	1.04	(1.53)	1.42	(3.52)	(.29)	2.24
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$18.74	$17.70	$19.23	$18.71	$23.20	$24.11

Total Return	5.88%	(7.96%)	7.68%	(15.18%)	(1.06%)	10.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,411	$13,669	$21,426	$77,859	$165,086	$180,872
Ratios to average net assets:
Net investment income (loss)	0.88%	0.80%	0.29%	(0.07%)	(0.57%)	0.01%
Total expenses[e]	1.90%	1.84%	1.78%	1.87%	1.77%	1.75%
Net expenses[f]	1.84%	1.78%	1.72%	1.79%	1.69%	1.68%
Portfolio turnover rate	3%	21%	68%	16%	24%	83%

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended June 30, 2019[a]	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$18.09	$19.61	$19.07	$23.56	$24.41	$22.36
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.20	.08	.04	(.08)	.05
Net gain (loss) on investments (realized and unrealized)	.99	(1.72)	1.36	(3.56)	(.15)	2.28
Total from investment operations	1.09	(1.52)	1.44	(3.52)	(.23)	2.33
Less distributions from:
Net investment income	—	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$19.18	$18.09	$19.61	$19.07	$23.56	$24.41

Total Return	6.03%	(7.75%)	7.69%	(14.95%)	(0.80%)	10.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,796	$7,711	$10,339	$6,151	$9,029	$11,007
Ratios to average net assets:
Net investment income (loss)	1.13%	1.05%	0.41%	0.20%	(0.32%)	0.21%
Total expenses[e]	1.66%	1.59%	1.53%	1.61%	1.52%	1.50%
Net expenses[f]	1.60%	1.54%	1.46%	1.54%	1.44%	1.44%
Portfolio turnover rate	3%	21%	68%	16%	24%	83%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (the “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At June 30, 2019, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the Managed Futures Strategy Fund, a non-diversified investment company. Only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2019	% of Net Assets of the Fund at June 30, 2019
05/01/08	$1,910,216	6.1%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at June 30, 2019.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$122,711,681	$69,218,021

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	—	Variation margin on futures contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at June 30, 2019:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2019
$147,905	$66,780	$515,790	$539,420	$1,269,895

Liability Derivative Investments Value
Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2019
$67,581	$209,958	$15,718	$604,986	$898,243

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. Variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the period ended June 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(633,559)	$(1,760)	$2,809,691	$(254,809)	$1,919,563

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(105,212)	$(98,502)	$297,247	$(331,109)	$(237,576)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bear the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The Fund has the right to offset deposits against any related liabilities outstanding with each counterparty with the exception of exchange-traded derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs Group	Futures contracts	$229,387	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. For the period ended June 30, 2019, the Fund waived $5,599 related to advisory fees in the Subsidiary.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended June 30, 2019, GFD retained sales charges of $42,895 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2019, the Fund waived $3,850 related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At June 30, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Bill
2.53%			0.00%
Due 07/01/19	$255,880,935	$255,934,883	11/29/19	$263,256,600	$260,998,648

Barclays Capital			U.S. Treasury Note
2.40%			1.88%
Due 07/01/19	63,565,201	63,577,914	07/31/22	64,081,100	64,836,536

Bank of America Merrill Lynch			U.S. Treasury Note
2.48%			1.38%
Due 07/01/19	63,565,201	63,578,337	02/29/20	44,993,300	44,982,038
			U.S. Treasury Bond
			2.75%
			08/15/42	18,733,100	19,854,512
				$63,726,400	$64,836,550

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,819,868	$1,269,867	$(1,196,920)	$72,947

Note 8 – Securities Transactions

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$840,678	$2,050,000

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 8, 2020. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.50% for the period ended June 30, 2019. The Fund did not have any borrowings outstanding under this agreement at June 30, 2019.

Note 10 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of June 30, 2019, the Fund has fully adopted

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the provisions of the 2018 ASU, which did not have a material impact on the Fund’s consolidated financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”), each of whom is not an “interested person,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), attended an in-person meeting held on May 20, 2019 (the “May Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the Advisory Agreement dated March 1, 2012, as amended, between the Trust and Security Investors, LLC (the “Advisor”), pursuant to which the Advisor serves as investment adviser to each series of the Trust (each, a “Fund” and collectively, the “Funds”)(the “Advisory Agreement”). Consistent with its practice, the Board considered information pertaining to the renewal of the Advisory Agreement at an in-person meeting held

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OTHER INFORMATION (Unaudited)(continued)

on April 24, 2019 (the “April Meeting” and, together with the May Meeting, the “Meetings”). After careful consideration, the Board unanimously approved, at the May Meeting, the continuance of the Advisory Agreement for an additional one-year term based on the Board’s review of qualitative and quantitative information provided by the Advisor. In the course of its consideration, the Board deemed the materials provided by the Advisor at, and prior to, the Meetings to be instrumental in the Trustees’ deliberations and their process in considering the continuation of the Advisory Agreement. The Board also considered the review it conducted at each Meeting, as augmented by additional teleconference meetings prior to each Meeting, to be integral to its consideration of the continuation of the Advisory Agreement.

Prior to reaching the conclusion to approve the continuation of the Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Advisory Agreement. In addition, the Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the continuation of the Advisory Agreement, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). In addition, at the April Meeting, the Board met with representatives of FUSE Research Network (“FUSE”), the independent third-party service provider engaged to prepare the FUSE reports, to review FUSE’s process and methodology for preparing the FUSE reports presented to the Board for its consideration, including in particular, the process for the selection of peer funds. The Independent Trustees carefully evaluated all of the information provided, met in executive session outside the presence of Fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts; (d) each Fund’s overall fees and operating expenses compared with those of similar funds, and the existence of or potential for the realization of economies of scale; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources and relationships with third-party service providers,

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

OTHER INFORMATION (Unaudited)(continued)

necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve the continuation of the Advisory Agreement for an additional one-year term based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), enterprise and Fund risk management infrastructure and processes, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity program. The Board reviewed the scope of services provided by the Advisor under the Advisory Agreement and noted that there would be no significant differences between the scope of services provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the continuation of the Advisory Agreement would ensure shareholders of the Funds continue to receive high quality services at a cost that is appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. Part of the Board’s review focused on the information presented in the FUSE reports, which provided comparisons of the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s opinion that it found the peer groups compiled by FUSE to be appropriate, but acknowledged the existence of certain key features of the Funds that differentiate them from their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be taken into consideration. With respect to tradability, in particular, the Board considered that non-tradable peer funds incur lower expense ratios than

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the tradable Funds because the non-tradable peer funds necessarily experience less shareholder activity and lower transaction volumes than the tradable Funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also considered recent fee trends produced, at least in part, by industry-wide pressure on fees, as well as the Trust’s niche registered investment adviser clientele. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Advisory Agreement for the last calendar year, noting the asset-based breakpoints implemented by the Advisor in June 2018 for the advisory fee rates for each series of the Trust (with the exception of the Trust’s Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (the “Alternative Funds”). In its review, the Board considered the direct revenue and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis, which the Advisor confirmed was unchanged from the previous year. In its evaluation, the Board also considered the effect of the sale of Guggenheim’s ETF business in April 2018 on the Advisor’s and its affiliates’ profitability for the past year. The Board also considered the challenges currently affecting the sale of mutual funds, including the continued fall-out from the Department of Labor’s failed Fiduciary Rule, and alternative investment funds. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

Economies of Scale. The Board considered the asset-based breakpoints in the fee schedule to the Advisory Agreement, effective June 1, 2018, and discussed certain of the Funds’ potential to benefit from the future realization of economies of scale. The Board noted the absence of breakpoints for the Trust’s Alternative Funds and the factors differentiating the Alternative Funds from the Trust’s other Funds. The Board agreed it would continue to monitor the performance of the Alternative Funds to determine whether breakpoints are warranted. The Board reviewed the terms of the breakpoints for the other Funds and noted that many of the Funds had not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board also noted that it intends to monitor the asset levels and thresholds at which the breakpoints are set to determine if they continue to be appropriate in the future.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds

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OTHER INFORMATION (Unaudited)(concluded)

Distributors, LLC, under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements, as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, unanimously concluded that the terms of the Advisory Agreement were reasonable, and that approval of the continuation of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present).

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present).

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present).

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present).	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present).	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present).

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present).	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present).

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present).

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	September 6, 2019

By (Signature and Title)*		/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	September 6, 2019

*	Print the name and title of each signing officer under his or her signature.